                                                                    EXHIBIT 99.1


                                   [NPXL LOGO]



                        NEW PLAN EXCEL REALTY TRUST, INC.



--------------------------------------------------------------------------------
                             SUPPLEMENTAL DISCLOSURE

                          QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------




Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which discuss these and other factors that could adversely affect the Company's results.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                                PAGE
COMPANY OVERVIEW / FIRST QUARTER REVIEW............................................................2
SHAREHOLDER INFORMATION............................................................................4
FINANCIAL REVIEW
        Balance Sheets
               CONSOLIDATED........................................................................5
               ERT Development Corporation.........................................................6
        Income Statements
               CONSOLIDATED........................................................................7
               ERT Development Corporation.........................................................8
        Funds from Operations / Funds Available for Distribution ..................................9
        Selected Financial Ratios / Data .........................................................10
        Summary of Outstanding Debt ..............................................................11
        Debt Maturity Schedule....................................................................13
ACTIVITY REVIEW
        2001 Property Dispositions................................................................14
        Remodeling / Expansion Activities.........................................................15
PORTFOLIO REVIEW
        Property Type Summary.....................................................................16
        Properties by State / Region..............................................................17
        Same Property NOI Analysis................................................................18
        Top Ten Tenants...........................................................................19
        New Lease Summary.........................................................................20
        Lease Expiration Schedule ................................................................21
        Property Portfolio........................................................................22
ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS
        Summary of ERT Development Corporation / NXL Joint Venture Projects.......................30
        ERT Development Corporation Acquisition Activity - Property and Notes Receivable..........33

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
COMPANY OVERVIEW / FIRST QUARTER REVIEW                                   PAGE 2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers and garden apartment communities. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 337 properties and total assets of approximately $3 billion. Its properties are strategically located across 31 states and include 278 retail centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 36 million square feet of gross leasable area; 53 garden apartment communities containing 12,550 units; and 6 commercial properties.

FIRST QUARTER REVIEW

- On January 10, 2001, the Company announced a series of management changes designed to support its business plan to "Refocus the Company on its Retail Franchise." Michael Carroll has transitioned to the position of Vice President - Asset Management from his previous post of Vice President - Leasing and Dean Bernstein has transitioned to the position of Senior Vice President - Acquisitions / Dispositions from Senior Vice President - Finance, a position he held since 1998. Other management changes include the promotion of Dan Dornfeld to Vice President - Lease Administration, Steven Splain to Director - Accounting and Tax and Stacy Lipschitz to Vice President - Corporate Communications.

ACTIVITY REVIEW

- During the first quarter, the Company completed the sale of two properties for an aggregate of approximately $1.9 million. Properties sold during the quarter include Mr. B's, a 13,702 square foot shopping center located in Cordele, Georgia, and a 34,000 square foot single tenant Acme Markets located in Philadelphia, Pennsylvania.

PORTFOLIO REVIEW

- At the end of the first quarter, approximately 90 percent of the gross leasable area (GLA) at the Company's retail and commercial properties was leased. The average annual base rent (ABR) per leased square foot was $7.90 at March 31, 2001. During the quarter, 67 new leases were signed at an average ABR of $10.44 per square foot. Also during the quarter, 136 renewal leases were signed at an average ABR of $8.57 per square foot, an increase of approximately 12.6 percent over the expiring leases. (The above data does not include Clearwater Mall, a property under redevelopment.)

- At the end of the first quarter, the Company's garden apartment communities were approximately 93 percent leased. The average monthly base rent per leased unit was $565 at March 31, 2001.

ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS

- On January 11, 2001, ERT Development Corporation (ERT), the Company's development affiliate, acquired Stein Mart Center, a 112,400 square foot shopping center located in Poway, California, from Wilton Partners, one of its joint venture partners, in consideration for $4.9 million of notes receivable and accrued interest due to ERT.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
COMPANY OVERVIEW / FIRST QUARTER REVIEW                                   PAGE 3

SUBSEQUENT EVENTS

- Early in the second quarter, the Company entered into a joint venture with The Sembler Company to jointly redevelop Clearwater Mall, a 679,671 square foot enclosed regional mall located on approximately 70 acres in Clearwater, Florida.

- On April 6, 2001, the Company completed the sale of Colonial Heights, an 80,363 square foot vacant building located in Colonial Heights, Virginia, for approximately $265,000.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                   PAGE 4

CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock:   NXL
Series A preferred stock:  NXLprA
Series B preferred stock:  NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB
Moody's:  Baa1

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:

Second quarter 2001: August 9, 2001
Third quarter 2001: November 8, 2001


TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Fleet National Bank
c/o EquiServe, L.P.
P.O. Box 43010
Providence, RI  02940-3010
Phone:  800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
BALANCE SHEETS - CONSOLIDATED                                             PAGE 5
(IN THOUSANDS)

                                                                                  As Of
                                                                     --------------------------------
                                                                       03/31/01          12/31/00
                                                                     --------------    --------------
ASSETS:
Land                                                                 $     530,600     $     532,240
Buildings and improvements                                               2,308,764         2,310,036
Less: accumulated depreciation and amortization                           (275,758)         (261,504)
                                                                     --------------    --------------
      NET REAL ESTATE                                                    2,563,606         2,580,772
Real estate held for sale                                                   11,706             9,104
Cash and cash equivalents                                                   11,181             1,170
Marketable securities                                                        1,702             1,531
Receivables
      Trade and notes, net of allowance for doubtful accounts of            40,181            43,454
      (March 31, 2001- $13,478, December 31, 2000- $12,816)
      Other                                                                  8,010            11,620
Mortgages and notes receivable                                              46,872            58,553
Prepaid expenses and deferred charges                                       11,877             9,320
Investment in and loans to ERT Development Corporation                     183,962           170,004
Other assets (1)                                                             9,307             8,903
                                                                     --------------    --------------

      TOTAL ASSETS                                                   $   2,888,404     $   2,894,431
                                                                     ==============    ==============

LIABILITIES:
Mortgages payable, including unamortized premium of                  $     326,330     $     328,803
      (March 31, 2001- $7,425, December 31, 2000- $7,753)
Notes payable, net of unamortized discount of                              613,055           612,992
      (March 31, 2001- $1,945, December 31, 2000- $2,008)
Credit facilities                                                          258,750           243,750
Capital leases                                                              29,367            29,431
Other liabilities (2)                                                       93,436            92,145
Tenant security deposits                                                     7,910             7,791
                                                                     --------------    --------------
      TOTAL LIABILITIES                                                  1,328,848         1,314,912

MINORITY INTEREST IN PARTNERSHIP:                                           23,589            23,909
                                                                     --------------    --------------

STOCKHOLDERS' EQUITY:
Preferred stock                                                                 23                23
Common stock                                                                   872               873
Additional paid-in capital                                               1,694,682         1,695,994
Accumulated other comprehensive (loss) income                               (3,281)              555
Less: accumulated distributions in excess of net income                   (156,329)         (141,835)
                                                                     --------------    --------------
      TOTAL STOCKHOLDERS' EQUITY                                         1,535,967         1,555,610
                                                                     --------------    --------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $   2,888,404     $   2,894,431
                                                                     ==============    ==============

(1) Other assets includes: deposits, real estate tax escrow and furniture and fixtures.

(2) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
BALANCE SHEETS - ERT DEVELOPMENT CORPORATION                              PAGE 6
(IN THOUSANDS)

                                                                                  As Of
                                                                     --------------------------------
                                                                        3/31/01          12/31/00
                                                                     --------------    --------------
ASSETS:
Land                                                                 $      32,911     $      31,918
Buildings and improvements                                                 170,065           165,274
Less: accumulated depreciation and amortization                            (12,893)          (11,680)
                                                                     --------------    --------------
      NET REAL ESTATE                                                      190,083           185,512
Cash and cash equivalents                                                      994             2,065
Receivables
      Trade and notes, net of allowance for doubtful accounts of             3,437             5,525
      (March 31, 2001- $5,800, December 31, 2000- $5,133)
Mortgages, notes and interest receivable from developers                    74,618            61,339
Other investments (1)                                                        3,463             3,621
Prepaid expenses and deferred charges                                        4,730             5,430
                                                                     --------------    --------------

      TOTAL ASSETS                                                   $     277,325     $     263,492
                                                                     ==============    ==============

LIABILITIES:
Mortgages payable to New Plan Excel Realty Trust, Inc.               $      86,374     $      85,724
Notes and accounts payable to New Plan Excel Realty Trust, Inc.             83,351            69,394
Interest payable to New Plan Excel Realty Trust, Inc.                       29,336            28,528
Mortgages payable to third parties                                          83,614            83,650
Other liabilities (2)                                                        9,748             9,837
                                                                     --------------    --------------
      TOTAL LIABILITIES                                                    292,423           277,133

STOCKHOLDERS' EQUITY:
Preferred stock                                                                  1                 1
Retained earnings                                                          (15,099)          (13,642)
                                                                     --------------    --------------
      TOTAL STOCKHOLDERS' EQUITY                                           (15,098)          (13,641)
                                                                     --------------    --------------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $     277,325     $     263,492
                                                                     ==============    ==============

(1) Represents direct equity investments in Vail Ranch II and The Centre at Preston Ridge joint venture projects.

(2) Other liabilities includes: interest payable to third parties, accounts payable and accrued liabilities.

In 1995, ERT Development Corporation (ERT) was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

In 2001, ERT elected to become a "taxable REIT subsidiary" of the Company under the tax rules applicable to REITs.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
INCOME STATEMENTS - CONSOLIDATED                                          PAGE 7
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                      Twelve
                                                                                       Three Months Ended           Months Ended
                                                                               --------------------------------------------------
                                                                                 03/31/01          03/31/00          12/31/00
                                                                               --------------    --------------    --------------
REVENUES:
Rental revenues                                                                $      85,283     $      87,717         $ 348,396
Percentage rents                                                                       2,678             2,202             7,431
Expense reimbursements                                                                14,305            13,219            55,436
Interest, dividend and other income                                                    3,793             7,422            30,427
Equity participation in ERT                                                           (1,458)           (5,276)          (17,867)
Foreign currency gain (loss)                                                            (479)              (16)             (437)
                                                                               --------------    --------------    --------------
   TOTAL REVENUES                                                                    104,122           105,268           423,386
                                                                               --------------    --------------    --------------

EXPENSES:
Operating costs                                                                       21,198            22,929            88,679
Real estate and other taxes                                                           10,121            10,789            42,319
Interest expense                                                                      22,726            22,573            92,915
Depreciation and amortization                                                         16,075            15,989            64,499
Provision for doubtful accounts                                                        2,129               754             4,825
Non-recurring charges                                                                      -             2,749             4,945
General and administrative                                                             2,188             1,997             7,509
                                                                               --------------    --------------    --------------
   TOTAL EXPENSES                                                                     74,437            77,780           305,691
                                                                               --------------    --------------    --------------

Income before real estate sales and minority interest                                 29,685            27,488           117,695
Gain (loss) on sale of real estate                                                       (25)               (1)            9,200
Impairment of real estate                                                             (2,239)                -            (3,620)
Minority interest in income of partnership                                              (218)             (238)             (952)
                                                                               --------------    --------------    --------------
   NET INCOME BEFORE EXTRAORDINARY INCOME                                             27,203            27,249           122,323
Extraordinary income (1)                                                                   -                 -               758
                                                                               --------------    --------------    --------------
   NET INCOME                                                                  $      27,203     $      27,249         $ 123,081
                                                                               ==============    ==============    ==============

   ------------------------------------------------------------------------------------------------------------------------------
   NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY INCOME)           $        0.25     $        0.25            $ 1.14
   NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY INCOME)                  0.25              0.25              1.13
   ------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                                    87,208            87,607            87,608
ERP partnership units                                                                  1,235             1,235             1,235
Options                                                                                  169               189               108
                                                                               --------------    --------------    --------------
Weighted average common shares outstanding - diluted                                  88,612            89,031            88,951
                                                                               ==============    ==============    ==============

(1) 2Q 2000 write-off of mortgage premium resulting from prepayment of Circle Center mortgage.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
INCOME STATEMENTS - ERT DEVELOPMENT CORPORATION                           PAGE 8
(IN THOUSANDS)

                                                                                                 Twelve
                                                                  Three Months Ended          Months Ended
                                                          --------------------------------------------------
                                                            03/31/01          03/31/00          12/31/00
                                                          --------------    --------------    --------------
REVENUES:
Rental revenues                                           $       4,630     $       4,629     $      15,988
Percentage rents                                                    207               (86)              809
Expense reimbursements                                              945             1,152             4,223
Gain (loss) in equity affiliate                                       -                 -               312
Interest, dividend and other income                               1,018               761             5,727
                                                          --------------    --------------    --------------
    TOTAL REVENUES                                                6,800             6,456            27,059
                                                          --------------    --------------    --------------

EXPENSES:
Operating costs                                                   2,016             2,781            11,161
Real estate and other taxes                                         506               389             1,522
Interest expense to New Plan Excel Realty Trust, Inc.             2,368             4,681            18,499
Interest expense                                                  1,448             1,249             4,923
Depreciation and amortization                                     1,252             1,116             4,746
Provision for doubtful accounts                                     668             1,516             4,075
                                                          --------------    --------------    --------------
    TOTAL EXPENSES                                                8,258            11,732            44,926
                                                          --------------    --------------    --------------

    NET INCOME (LOSS)                                     $      (1,458)    $      (5,276)    $     (17,867)
                                                          ==============    ==============    ==============

In 1995, ERT Development Corporation (ERT) was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

In 2001, ERT elected to become a "taxable REIT subsidiary" of the Company under the tax rules applicable to REITs.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION                  PAGE 9
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                               Twelve
                                                                                Three Months Ended          Months Ended
                                                                       ---------------------------------------------------
                                                                         03/31/01           03/31/00          12/31/00
                                                                       --------------     --------------    --------------
FUNDS FROM OPERATIONS
Net income before extraordinary income                                 $      27,203      $      27,249     $     122,323
Add:
Depreciation and amortization
    New Plan Excel real estate assets                                         16,075             15,989            64,499
    ERT real estate assets                                                     1,482              1,116             4,923
Impairment of real estate                                                      2,239                  -             3,620
Deduct:
Preferred A dividends                                                           (800)              (800)           (3,200)
Preferred B dividends                                                         (3,396)            (3,396)          (13,584)
Preferred D dividends                                                         (1,463)            (1,463)           (5,851)
Loss (gain) on sale of New Plan Excel real estate                                 25                  1            (9,200)
                                                                       --------------     --------------    --------------
    FUNDS FROM OPERATIONS - BASIC                                             41,365             38,696           163,530
Add:
Preferred A dividends                                                            800                800             3,200
Minority interest in income of partnership                                       218                238               952
                                                                       --------------     --------------    --------------
    FUNDS FROM OPERATIONS - DILUTED                                    $      42,383      $      39,734     $     167,682
                                                                       ==============     ==============    ==============

    ----------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC                            $        0.47      $        0.44     $        1.87
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                                   0.47               0.44              1.85
    ----------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                            87,208             87,607            87,608
ERP partnership units                                                          1,235              1,235             1,235
Options                                                                          169                189               108
Dilutive effect of convertible Preferred A                                     1,874              1,874             1,874
                                                                       --------------     --------------    --------------
Weighted average common shares outstanding - diluted                          90,486             90,905            90,825
                                                                       ==============     ==============    ==============

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds from operations - diluted                                        $      42,383      $      39,734     $     167,682
Straight line rents                                                               29               (717)           (2,448)
Tenant improvements                                                           (2,372)            (1,843)           (4,533)
Leasing commissions                                                             (153)              (217)             (875)
Building improvements capitalized                                             (3,747)            (1,624)           (9,464)
                                                                       --------------     --------------    --------------
    FUNDS AVAILABLE FOR DISTRIBUTION                                   $      36,140      $      35,333     $     150,362
                                                                       ==============     ==============    ==============

Dividend per Common share                                              $     0.41250      $     0.41250     $     1.65000
Dividend per Preferred A share                                               0.53125            0.53125           2.12500
Dividend per Preferred B share                                               0.53906            0.53906           2.15624
Dividend per Preferred D share                                               0.97500            0.97500           3.90000

Common dividends                                                       $      36,037      $      36,156     $     144,624
Preferred A dividends                                                            800                800             3,200
Preferred B dividends                                                          3,396              3,396            13,584
Preferred D dividends                                                          1,463              1,463             5,851
                                                                       --------------     --------------    --------------
    TOTAL DISTRIBUTIONS                                                $      41,696      $      41,815     $     167,259
                                                                       ==============     ==============    ==============

Payout ratio of common dividends/diluted funds from operations (2)               85%                85%               84%
Payout ratio of common dividends/funds available for distribution (2)           100%                95%               93%

(1) As of 1Q 2001, calculation includes ERT Development Corporation (ERT).

(2) Excludes non-recurring charges relating to executive resignations.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                         PAGE 10
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                        Twelve
                                                                         Three Months Ended          Months Ended
                                                                 --------------------------------------------------
                                                                   03/31/01          03/31/00          12/31/00
                                                                 --------------    --------------    --------------
DEBT COVERAGE RATIOS:
    Interest coverage ratio (EBITDA /interest expense)                    2.91 x            2.92 x            3.02 x
    Debt service coverage (EBITDA/(interest expense +                     2.63 x            2.62 x            2.75 x
    scheduled principal payments))
    Fixed charge coverage (EBITDA/(interest expense +                     2.15 x            2.14 x            2.25 x
    scheduled principal payments + preferred dividends))

DEBT/EQUITY RATIOS:
    Total debt/total market capitalization                                42.6%             46.7%             46.6%
    Total debt/total equity market capitalization                         74.3%             87.5%             87.2%
    Total debt/total book assets                                          42.5%             42.2%             42.0%

OVERHEAD RATIOS:
    Annualized G&A/total assets                                           0.30%             0.27%             0.26%
    G&A/total revenues (excluding currency change)                        2.09%             1.90%             1.77%

CAPITALIZED INTEREST:                                            $          73     $         198     $         436

MARKET CAPITALIZATION CALCULATIONS:
    Common shares outstanding                                           87,205            87,651            87,320
    Preferred A shares outstanding                                       1,507             1,507             1,507
    Preferred B shares outstanding                                       6,300             6,300             6,300
    Preferred D shares outstanding                                       1,500             1,500             1,500

    Common stock price end of period                             $       16.00     $       13.75     $       13.13
    Preferred A price end of period                                      24.25             19.25             21.00
    Preferred B price end of period                                      23.20             19.50             22.25
    Preferred D price end of period                                      50.00             50.00             50.00

    Common market equity at end of period                        $   1,395,280     $   1,205,197     $   1,146,516
    Preferred market equity at end of period                           257,705           226,856           246,817
                                                                 --------------    --------------    --------------
    Total equity market capitalization                               1,652,985         1,432,053         1,393,333
    Total debt end of period                                         1,227,502         1,252,778         1,214,976
                                                                 --------------    --------------    --------------
    TOTAL MARKET CAPITALIZATION                                  $   2,880,487     $   2,684,831     $   2,608,309
                                                                 ==============    ==============    ==============

EBITDA CALCULATION:
    Net income before extraordinary income                       $      27,203     $      27,249     $     122,323
    Depreciation and amortization                                       16,075            15,989            64,499
    Income Taxes                                                           114                98               511
    Interest expense                                                    22,726            22,573            92,915
                                                                 --------------    --------------    --------------
    EBITDA                                                       $      66,118     $      65,909     $     280,248
                                                                 ==============    ==============    ==============

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 11
(IN THOUSANDS)

                                                                                         Outstanding     Actual
                                           Lender                                          Balance    Interest Rate
                                           --------------------------------------------- ------------ -------------
FIXED RATE DEBT:
      SECURED MORTGAGE INDEBTEDNESS
      Factory Merchants-Barstow            NY Life Insurance                             $     8,530     10.750%
      Maison Deville Apartments            Abraham Mitchell                                    4,625      7.000%
      Maison Imperial Apartments           Abraham Mitchell                                    1,750      7.000%
      Plantation Apartments                Abraham Mitchell                                    1,000      7.000%
      Wisteria Village                     First Tennessee Bank                                2,122      6.800%
      Knollwood Apartments                 Abraham Mitchell                                    6,027      6.750%
      Kmart Plaza (Elizabethtown)          Guardian Life Insurance                             4,650      9.530%
      Hillcrest Apartments                 Abraham Mitchell                                    1,253      6.750%
      Eastgreen On The Commons Apartments  Bank Of America                                     5,498      7.600%
      Northgate Apartments                 Bank Of America                                     6,860      7.600%
      Polo Run Apartments                  Bank Of America                                     4,280      7.600%
      Tara Apartments                      Bank Of America                                     3,108      7.600%
      Lake Drive Plaza                     Monumental Life Insurance                           3,569      7.200%
      Roanoke Landing                      American Express                                    5,715      7.200%
      Hunting Hills                        Nationwide Life Insurance                           3,986      8.250%
      Valley Fair Mall                     Lincoln National Life                              16,331      7.600%
      Briggsmore Plaza                     AETNA Life                                            841      8.288%
      Stillwater Office Bldg.              Stillwater Group                                      210      8.000%
      Genesee Valley Shopping Center       Nationwide Life Insurance                           8,194      8.850%
      Grant Mills Station                  Nationwide Life Insurance                           7,206      8.850%
      Lagniappe Village Shopping Center    Nationwide Life Insurance                           6,151      8.850%
      Mist Lake Plaza                      Nationwide Life Insurance                           9,092      8.850%
      River Run Centre                     Fifth Third Real Estate Capital Markets             2,481      8.850%
      Roundtree Place                      Nationwide Life Insurance                           6,701      8.850%
      Charter Pointe Apartments            Morgan Guaranty Trust Company of New York           4,938      7.500%
      Montebello Plaza                     Nationwide Life Insurance                           6,812      9.625%
      Crown Point                          Jackson National Life Insurance                     7,545      8.120%
      Westminster City Center              Wells Fargo                                        29,380      6.690%
      The Club Apartments                  Tax Exempt Bonds                                    6,145      5.650%
      Brice Park                           USG Annuity and Life                                4,315      7.875%
      London Marketplace                   Aegon USA Realty                                    4,879      8.265%
      Paradise Plaza                       CIGNA                                               2,314      9.150%
      Saddletree Village Shopping Center   Aegon USA Realty                                    1,849      8.250%
      Hampton Village Centre               Deutsche Banc                                      29,832      8.530%
      Greentree                            San Francisco Retirement Fund                       5,237      8.240%
      Habersham Crossing                   San Francisco Retirement Fund                       3,856      8.240%
      Merchant's Central                   San Francisco Retirement Fund                       6,510      8.240%
      Northside Plaza                      San Francisco Retirement Fund                       2,286      8.240%
      Johnstown Galleria Outparcel         Protective Life                                     3,098      8.000%
      Irving West                          Protective Life                                     2,560      8.500%
      Chapel Square                        American National Insurance                         1,893      9.250%
      Northgate                            Shoptaw James                                       7,318      8.750%
      Perry Marketplace                    American Express                                    6,347      9.000%
      Riverview Plaza                      Protective Life                                     5,100      8.625%
      Stratford Commons                    Protective Life                                     5,616      8.125%
                                                                                         ------------    ----------

      TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                     $   268,010      8.092%

                                                                                           Maturity         Percent of
                                           Lender                                            Date       Total Indebtedness
                                           ---------------------------------------------   ---------    ------------------
FIXED RATE DEBT:
      SECURED MORTGAGE INDEBTEDNESS
      Factory Merchants-Barstow            NY Life Insurance                                 08/10/01       0.70%
      Maison Deville Apartments            Abraham Mitchell                                  09/01/01       0.38%
      Maison Imperial Apartments           Abraham Mitchell                                  09/01/01       0.14%
      Plantation Apartments                Abraham Mitchell                                  09/01/01       0.08%
      Wisteria Village                     First Tennessee Bank                              09/01/01       0.17%
      Knollwood Apartments                 Abraham Mitchell                                  04/01/02       0.49%
      Kmart Plaza (Elizabethtown)          Guardian Life Insurance                           06/01/02       0.38%
      Hillcrest Apartments                 Abraham Mitchell                                  07/01/02       0.10%
      Eastgreen On The Commons Apartments  Bank Of America                                   11/15/02       0.45%
      Northgate Apartments                 Bank Of America                                   11/15/02       0.56%
      Polo Run Apartments                  Bank Of America                                   11/15/02       0.35%
      Tara Apartments                      Bank Of America                                   11/15/02       0.25%
      Lake Drive Plaza                     Monumental Life Insurance                         04/01/03       0.29%
      Roanoke Landing                      American Express                                  04/03/03       0.47%
      Hunting Hills                        Nationwide Life Insurance                         05/01/03       0.33%
      Valley Fair Mall                     Lincoln National Life                             01/01/04       1.34%
      Briggsmore Plaza                     AETNA Life                                        08/01/04       0.07%
      Stillwater Office Bldg.              Stillwater Group                                  12/01/04       0.02%
      Genesee Valley Shopping Center       Nationwide Life Insurance                         02/10/05       0.67%
      Grant Mills Station                  Nationwide Life Insurance                         02/10/05       0.59%
      Lagniappe Village Shopping Center    Nationwide Life Insurance                         02/10/05       0.50%
      Mist Lake Plaza                      Nationwide Life Insurance                         02/10/05       0.74%
      River Run Centre                     Fifth Third Real Estate Capital Markets           02/10/05       0.20%
      Roundtree Place                      Nationwide Life Insurance                         02/10/05       0.55%
      Charter Pointe Apartments            Morgan Guaranty Trust Company of New York         03/01/06       0.40%
      Montebello Plaza                     Nationwide Life Insurance                         03/05/07       0.56%
      Crown Point                          Jackson National Life Insurance                   05/01/07       0.62%
      Westminster City Center              Wells Fargo                                       02/01/08       2.40%
      The Club Apartments                  Tax Exempt Bonds                                  06/01/08       0.50%
      Brice Park                           USG Annuity and Life                              02/01/09       0.35%
      London Marketplace                   Aegon USA Realty                                  04/01/09       0.40%
      Paradise Plaza                       CIGNA                                             04/15/09       0.19%
      Saddletree Village Shopping Center   Aegon USA Realty                                  05/22/10       0.15%
      Hampton Village Centre               Deutsche Banc                                     06/30/10       2.44%
      Greentree                            San Francisco Retirement Fund                     10/01/10       0.43%
      Habersham Crossing                   San Francisco Retirement Fund                     10/01/10       0.32%
      Merchant's Central                   San Francisco Retirement Fund                     10/01/10       0.53%
      Northside Plaza                      San Francisco Retirement Fund                     10/01/10       0.19%
      Johnstown Galleria Outparcel         Protective Life                                   07/11/11       0.25%
      Irving West                          Protective Life                                   09/30/11       0.21%
      Chapel Square                        American National Insurance                       02/01/13       0.15%
      Northgate                            Shoptaw James                                     06/30/13       0.60%
      Perry Marketplace                    American Express                                  10/01/13       0.52%
      Riverview Plaza                      Protective Life                                   09/01/15       0.42%
      Stratford Commons                    Protective Life                                   10/01/15       0.46%
                                                                                                          -----------

      TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                                        21.93%

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 12
(In thousands)

                                                                                      Outstanding
                                                     Lender                             Balance
                                                     -------------------------------- ------------
  UNSECURED NOTES
  6.80%, 7 Year Unsecured Notes                      -                                $    81,000
  7.33%, 4 Year Unsecured Notes                      -                                     49,000
  6.88%, 7 Year Unsecured Notes                      -                                     75,000
  7.75%, 10 Year Unsecured Notes                     -                                    100,000
  7.35%, 10 Year Unsecured Notes                     -                                     30,000
  7.40%, 10 Year Unsecured Notes                     -                                    150,000
  7.97%, 30 Year Unsecured Notes                     -                                     10,000
  7.65%, 30 Year Unsecured Notes                     -                                     25,000
  7.68%, 30 Year Unsecured Notes                     -                                     10,000
  7.68%, 30 Year Unsecured Notes                     -                                     10,000
  6.90%, 30 Year Unsecured Notes                     -                                     25,000
  6.90%, 30 Year Unsecured Notes                     -                                     25,000
  7.50%, 30 Year Unsecured Notes                     -                                     25,000
                                                                                      ------------

  TOTAL FIXED RATE UNSECURED NOTES                                                    $   615,000

  CAPITAL LEASES                                                                      $    29,367

  ----------------------------------------------------------------------------------------------------
  TOTAL FIXED RATE DEBT                                                               $   912,377
  ----------------------------------------------------------------------------------------------------

VARIABLE RATE DEBT: (1)

  SECURED MORTGAGE INDEBTEDNESS
  St. Elmo Central                                   SouthTrust Bank                  $     3,974
  Commerce Central                                   SouthTrust Bank                        8,646
  Remount Village                                    SouthTrust Bank                        3,597
  San Dimas Plaza                                    Tax Exempt Bonds                       8,100
  Highland Commons                                   Great Northern Insured Annuity         4,183
  Lexington Road Plaza                               Great Northern Insured Annuity         7,411
  Unity Professional Bldg.                           Tax Exempt Bonds                       5,384
  Courts at Waterford Apartments                     Tax Exempt Bonds                       9,600
                                                                                      ------------

  TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS                                   $    50,895

  UNSECURED CREDIT FACILITIES
  $75 Million Term Loan Facility (2)                 Fleet National Bank              $    75,000
  $122.5 Million Revolving Credit Facility I         The Bank of New York                  61,250
  $122.5 Million Revolving Credit Facility II        The Bank of New York                 122,500
                                                                                      ------------

  TOTAL CREDIT FACILITIES                                                             $   258,750

  ----------------------------------------------------------------------------------------------------
  TOTAL VARIABLE RATE DEBT                                                            $   309,645
  ----------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------
  TOTAL DEBT                                                                          $ 1,222,022
  ----------------------------------------------------------------------------------------------------

  Net Unamortized Premiums on Mortgages                                               $     7,425
  Net Unamortized Discount on Notes                                                        (1,945)
                                                                                      ------------
  TOTAL DEBT - NET                                                                    $ 1,227,502
                                                                                      ============

                                                        Actual     Maturity       Percent of
                                                    Interest Rate    Date      Total Indebtedness
                                                    -------------  --------    ------------------
  UNSECURED NOTES

  6.80%, 7 Year Unsecured Notes                       6.800%       05/15/02          6.63%
  7.33%, 4 Year Unsecured Notes                       7.330%       11/20/03          4.01%
  6.88%, 7 Year Unsecured Notes                       6.875%       10/15/04          6.14%
  7.75%, 10 Year Unsecured Notes                      7.750%       04/06/05          8.18%
  7.35%, 10 Year Unsecured Notes                      7.350%       06/15/07          2.45%
  7.40%, 10 Year Unsecured Notes                      7.400%       09/15/09         12.27%
  7.97%, 30 Year Unsecured Notes                      7.970%       08/14/26          0.82%
  7.65%, 30 Year Unsecured Notes                      7.650%       11/02/26          2.05%
  7.68%, 30 Year Unsecured Notes                      7.680%       11/02/26          0.82%
  7.68%, 30 Year Unsecured Notes                      7.680%       11/02/26          0.82%
  6.90%, 30 Year Unsecured Notes                      6.900%       02/15/28          2.05%
  6.90%, 30 Year Unsecured Notes                      6.900%       02/15/28          2.05%
  7.50%, 30 Year Unsecured Notes                      7.500%       07/30/29          2.05%
                                                    -------------              ------------------

  TOTAL FIXED RATE UNSECURED NOTES                    7.298%                        50.33%

  CAPITAL LEASES                                      7.500%       06/20/31          2.40%

  -----------------------------------------------------------------------------------------------
  TOTAL FIXED RATE DEBT                               7.538%                        74.66%
  -----------------------------------------------------------------------------------------------

VARIABLE RATE DEBT: (1)

  SECURED MORTGAGE INDEBTEDNESS
  St. Elmo Central                                    6.806%       07/31/01          0.33%
  Commerce Central                                    7.031%       08/31/01          0.71%
  Remount Village                                     6.958%       11/10/01          0.29%
  San Dimas Plaza                                     4.369%       12/01/05          0.66%
  Highland Commons                                    7.250%       12/01/09          0.34%
  Lexington Road Plaza                                8.125%       09/01/11          0.61%
  Unity Professional Bldg.                            4.233%       02/01/13          0.44%
  Courts at Waterford Apartments                      4.076%       06/01/29          0.79%
                                                    -------------              ------------------

  TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS   5.909%                         4.16%

  UNSECURED CREDIT FACILITIES
  $75 Million Term Loan Facility (2)                  6.480%       05/11/01          6.14%
  $122.5 Million Revolving Credit Facility I          5.975%       11/02/01          5.01%
  $122.5 Million Revolving Credit Facility II         5.833%       11/17/02         10.02%
                                                    -------------              ------------------

  TOTAL CREDIT FACILITIES                             6.054%                        21.17%

  -----------------------------------------------------------------------------------------------
  TOTAL VARIABLE RATE DEBT                            6.030%                        25.34%
  -----------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------
  TOTAL DEBT                                          7.156%                       100.00%
  -----------------------------------------------------------------------------------------------

(1) The Company has entered into a two-year swap agreement with Fleet National Bank relating to $125.0 million of the Company's variable rate debt. The agreement effectively fixes the debt at a base rate of 6.67% plus applicable spreads associated with the Company's credit facilities. The Swap, which expires in November 2002, increases the interest rate for the Company's credit facilities, total variable rate debt and total debt to 6.748%, 6.610% and 7.303%, respectively.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                   PAGE 13
(IN THOUSANDS)

                       Scheduled          Scheduled         Total         Percent of
                      Amortization       Maturities     Debt Maturing    Debt Maturing
                      -------------    ------------     -------------    -------------
             2001            6,563         169,856 (1)   $  176,419        14.44%
             2002            8,353         233,605 (2)      241,958        19.80%
             2003            7,802          76,460           84,262         6.90%
             2004            7,698          75,000           82,698         6.77%
             2005            7,058         144,047          151,105        12.37%
             2006            7,325           3,890           11,215         0.92%
             2007            6,409          36,499           42,908         3.51%
            2008+           52,916         378,541          431,457        35.31%
                      -------------    ------------     ------------     ------------
                        $  104,124     $ 1,117,898      $ 1,222,022       100.00%
                      =============    ============     ============     ============

             Net Unamortized Premiums on Mortgages            7,425
                 Net Unamortized Discount on Notes           (1,945)
                                                        ------------
                                  TOTAL DEBT - NET      $ 1,227,502
                                                        ============

WEIGHTED AVERAGE MATURITY:
                                                             Fixed Rate Debt    Variable Rate Debt    Total Debt
                                                            -----------------  --------------------  ------------
       Including capital leases and credit facilities          7.79 Years          2.33 Years         6.41 Years
       Excluding capital leases and credit facilities          7.05 Years          9.69 Years         7.19 Years

(1) Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of March 31, 2001 and maturing May 11, 2001 and $61.3 million representing the balance of the Revolving Credit Facility I drawn as of March 31, 2001 and maturing November 2, 2001.

(2) Scheduled maturities include $122.5 million representing the balance of the Revolving Credit Facility II drawn as of March 31, 2001 and maturing November 17, 2002.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
2001 PROPERTY DISPOSITIONS                                               PAGE 14


                Property                           Sale          Sale           Book        Gain /      Cap-
Property Name   Type (1)       Location            Date         Amount         Value        (Loss)      Rate
-------------  ----------    -----------------  ----------  ------------  ------------  -----------  ---------

1Q 2001
Mr. B's           S          Cordele, GA         03/08/01   $   295,000   $   307,711   $ (12,711)       5.3%
Acme Markets      T          Philadelphia, PA    03/23/01     1,650,000     1,662,625     (12,666)       9.2%
                                                            ------------  ------------  -----------  ---------
        TOTAL                                               $ 1,945,000   $ 1,970,336   $ (25,377)       8.6%
                                                            ============  ============  ===========  =========

                Property                           Sale                             Percent      Year
Property Name   Type (1)       Location            Date      NOI (2)       GLA     Leased (3)    Built
-------------  ----------    -----------------  ----------  ----------  --------- ------------  -------

1Q 2001
Mr. B's           S          Cordele, GA         03/08/01   $  15,498     13,702       37%       1968
Acme Markets      T          Philadelphia, PA    03/23/01     152,143     34,000      100%       1980
                                                            ----------  ---------
        TOTAL                                               $ 167,641     47,702
                                                            ==========  =========

(1) S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
REMODELING / EXPANSION ACTIVITIES                                        PAGE 15


                                                                                                                        Adjusted
                                                       Year       Year                                                    GLA/
                          Location                     Built      Acquired  Project Description                           Units
                          -----------------------      -----      --------  ----------------------------------------- --------------
RETAIL PORTFOLIO
Fruitland Plaza           Salisbury, MD                1973       1986      Conversion of a single tenant space
                                                                            into a shopping center anchored by
                                                                            a 40,000 sq. ft. Food Lion                    101,595

Middletown Plaza          Middletown, NJ               1972       1975      Construction of a new 78,000 sq. ft.
                                                                            ShopRite, renovation of an existing
                                                                            36,000 sq. ft. space and facade
                                                                            replacement                                   198,558

Maple Village             Ann Arbor, MI                1965       1994      Construction of a 7,200 sq. ft.
                                                                            multiple tenant space on outparcel
                                                                            of which 5,000 sq. ft. is leased to
                                                                            Blockbuster                                   288,046

Kinston Pointe            Kinston, NC                  1991       1995      Sale of 3.7 acre pad for $775,385
                                                                            to Wal-Mart Stores for store
                                                                            expansion, re-tenanting of 25,000
                                                                            sq. ft.                                       265,170

Delta Center              Lansing, MI                  1985       1995      Construction of a new 54,000 sq.
                                                                            ft. Farmer Jack                               190,221

Northside Plaza           Dalton, GA                   1990       1995      Expansion of BI-LO by 12,000 sq. ft.           75,941

Eastgate                  Middletown, KY               1987       1993      Expansion of Kroger by 17,548 sq. ft.         154,513

Central Ave Marketplace   Toledo, OH                   1968       1990      Construction of a new 54,000 sq. ft.
                                                                            Farmer Jack on outparcel.
                                                                            Currently in permitting stage                 211,383

Hampton Square            Upper South Hampton, PA      1980       1998      Addition of a 37,268 sq. ft.
                                                                            McCaffrey's in existing space                  62,933


GARDEN APARTMENT COMMUNITIES
Sherwood Acres            Baton Rouge, LA            1978, 79     1996      Exterior remodel, roofs, downspouts
                                                                            and parking lot                                 604

Sedgefield                Florence, SC             1972, 74, 79   1994      Exterior renovation                             280

Tara                      Athens, GA                   1970       1996      Exterior and hallway renovations                240

Goldcrest                 Sharonville, OH              1968       1996      Hallway and balcony renovations                 173

Deerhorn Village          Kansas City, MO              1974       1995      Rebuild clubhouse                               309

                                                                                           Construction
                                                                     ---------------------------------------------------
                                                        Percent        Expected            Expected           Percent
                          Location                     Leased (1)      Start Date       Completion Date       Complete
                          -----------------------   --------------  -------------- ----------------------- ------------
RETAIL PORTFOLIO
Fruitland Plaza           Salisbury, MD                    48%           Apr-99              Jun-01              85%

Middletown Plaza          Middletown, NJ                   94%           Jun-00              Nov-01              30%

Maple Village             Ann Arbor, MI                    98%           Sep-00              Oct-01              20%

Kinston Pointe            Kinston, NC                      90%           Nov-00              Oct-01              20%

Delta Center              Lansing, MI                      76%           Dec-00              Dec-01              30%

Northside Plaza           Dalton, GA                       87%           May-01              Dec-01               0%

Eastgate                  Middletown, KY                   91%           May-01              Mar-02               0%

Central Ave Marketplace   Toledo, OH                       98%           Jun-01              Dec-01               0%

Hampton Square            Upper South Hampton, PA          92%           Jul-01              Apr-02               0%

GARDEN APARTMENT COMMUNITIES
Sherwood Acres            Baton Rouge, LA                  91%           May-00              Dec-01              50%

Sedgefield                Florence, SC                     91%           Jul-00              May-01              95%

Tara                      Athens, GA                       99%           Jul-00              Jun-01              70%

Goldcrest                 Sharonville, OH                  84%           Aug-00              Jun-01              70%

Deerhorn Village          Kansas City, MO                  99%           Oct-00              Dec-01              10%


                                                            Expected                 Expected
                                                              Total                 Stabilized
                          Location                         Project Cost            Return on Cost
                          -----------------------   -----------------------  -----------------------
RETAIL PORTFOLIO
Fruitland Plaza           Salisbury, MD                     $ 3,100,000                13.3%

Middletown Plaza          Middletown, NJ                     10,000,000                14.1%

Maple Village             Ann Arbor, MI                         900,000                14.2%

Kinston Pointe            Kinston, NC                            -                       -

Delta Center              Lansing, MI                         4,100,000                17.1%

Northside Plaza           Dalton, GA                            364,000                24.5%

Eastgate                  Middletown, KY                         -                       -

Central Ave Marketplace   Toledo, OH                          4,000,000                16.8%

Hampton Square            Upper South Hampton, PA             1,200,000                27.3%

GARDEN APARTMENT COMMUNITIES
Sherwood Acres            Baton Rouge, LA                     3,437,292                12.0%

Sedgefield                Florence, SC                        2,500,000                11.7%

Tara                      Athens, GA                            600,000                11.5%

Goldcrest                 Sharonville, OH                       504,000                12.0%

Deerhorn Village          Kansas City, MO                       900,000                12.0%

(1) Includes all leases in force at March 31, 2001, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                    PAGE 16




                                     # of                               Percent            Leased
                                  Properties            GLA             Leased              GLA
                                ----------------  ----------------  ----------------  -----------------
RETAIL PORTFOLIO (1)
Shopping Centers                      226           34,128,119            90%            30,769,682
Single Tenant Properties              52             1,400,828            93%            1,307,093

COMMERCIAL PROPERTIES                  6              144,173             96%             138,279

TOTAL RETAIL PORTFOLIO
                                ----------------  ----------------  ----------------  -----------------
AND COMMERCIAL PROPERTIES             284           35,673,120            90%            32,215,054
                                ================  ================  ================  =================

                                     # of               # of            Percent            Leased
                                  Communities          Units            Leased              Units
                                ----------------  ----------------  ----------------  -----------------
GARDEN APARTMENT COMMUNITIES          53              12,550              93%              11,705

                                ----------------
TOTAL PORTFOLIO                       337
                                ================

                                               ABR                            Quarterly NOI
                                ----------------------------------  -----------------------------------
                                                    Percent of                           Percent of
                                                      Company                              Company
                                    Amount              ABR             Amount               NOI
                                ----------------  ----------------  ----------------   ----------------
RETAIL PORTFOLIO (1)
Shopping Centers                 $  244,694,762         73.3%        $ 57,356,220            83.1%
Single Tenant Properties              8,374,460          2.5%           2,188,043             3.2%

COMMERCIAL PROPERTIES                 1,537,839          0.5%             464,835             0.7%

TOTAL RETAIL PORTFOLIO
                                ----------------  ----------------  ----------------   ----------------
AND COMMERCIAL PROPERTIES        $  254,607,061         76.2%        $ 60,009,098            86.9%
                                ================  ================  ================   ================

                                               ABR                            Quarterly NOI
                                ----------------------------------  -----------------------------------
                                                    Percent of                           Percent of
                                                      Company                              Company
                                    Amount              ABR             Amount               NOI
                                ----------------  ----------------  ----------------   ----------------
GARDEN APARTMENT COMMUNITIES      $  79,387,240         23.8%        $  9,046,976            13.1%

                                ----------------  ----------------  ----------------   ----------------
TOTAL PORTFOLIO                   $ 333,994,301        100.0%        $ 69,056,074           100.0%
                                ================  ================  ================   ================

SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (2)

                                                                                  ABR
                                                                    -----------------------------------
                                                    Percent of                           Percent of
                                    Leased        Shopping Centers                    Shopping Centers
                                      GLA           Leased GLA          Amount              ABR
                                ----------------  ----------------  ----------------  -----------------
Anchor Tenants                     15,857,597          55.3%         $  88,202,016        41.1%
Non-anchor Tenants                 12,820,060          44.7%           126,499,283        58.9%
                                ----------------  ----------------  ----------------  -----------------
                                   28,677,657         100.0%         $ 214,701,299       100.0%
                                ================  ================  ================  =================

(1) Excludes Clearwater Mall (679,671 sq. ft.), a property under redevelopment.

(2) Anchor tenants are defined on a property by property basis. Analysis excludes Clearwater and Valley Fair Malls and factory outlets.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                             PAGE 17

                                  ---------------------------------------------------------------------------
                                                 RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES (1)
                                  ---------------------------------------------------------------------------

                                                                                               Percent of
                                     Number of            Percent                              Scheduled
             State                   Properties           Leased                GLA               ABR
             ------------------   -----------------  ------------------  -----------------  -----------------
             Alabama                     7                 100%              760,014              1.8%
             Arizona                     12                 93%             1,109,337             3.6%
             Arkansas                    2                 100%              105,459              0.2%
             California                  16                 91%             2,484,127            10.3%
             Colorado                    2                  96%              352,156              1.7%
             Delaware                    2                  70%              243,686              0.3%
             Florida                     16                 92%             2,695,579             8.1%
             Georgia                     33                 89%             3,078,482             7.0%
             Illinois                    10                 95%             1,228,551             4.2%
             Indiana                     13                 89%              886,530              1.8%
             Iowa                        5                  86%              606,219              1.2%
             Kentucky                    9                  91%             1,456,230             3.5%
             Louisiana                   2                  78%              261,518              0.4%
             Maryland                    3                  77%              380,531              1.0%
             Michigan                    13                 91%             2,114,282             6.2%
             Minnesota                   3                  93%               84,986              0.4%
             Missouri                    3                  85%              722,172              4.0%
             Nebraska                    2                 100%               9,671               0.1%
             Nevada                      3                  97%              587,388              2.0%
             New Jersey                  10                 99%             1,190,505             4.9%
             New York                    25                 88%             3,439,182             8.0%
             North Carolina              14                 94%             1,670,080             4.0%
             Ohio                        21                 81%             3,071,810             6.7%
             Oklahoma                    1                 100%               45,510              0.1%
             Pennsylvania                13                 92%             1,703,099             5.2%
             South Carolina              5                  95%              375,698              1.1%
             Tennessee                   16                 94%             1,872,533             4.7%
             Texas                       7                  99%              500,986              1.6%
             Utah                        1                  84%              600,602              1.3%
             Virginia                    12                 89%             1,681,258             3.8%
             West Virginia               3                  92%              354,939              0.8%

                                  -----------------  ------------------  -----------------  -----------------
                                        284                 90%             35,673,120            100%
                                  =================  ==================  =================  =================

             REGION
             ------------------
             East                        96                 91%             12,495,208           32.7%
             Midwest                     70                 87%             8,724,221            24.5%
             South                       84                 92%             9,320,081            24.0%
             West                        34                 92%             5,133,610            18.9%

                                  -----------------  ------------------  -----------------  -----------------
                                        284                 90%             35,673,120            100%
                                  =================  ==================  =================  =================

                                  ---------------------------------------------------------------------------
                                                            GARDEN APARTMENT COMMUNITIES
                                  ---------------------------------------------------------------------------

                                                                               Total           Percent of
                                     Number of            Percent            Number of         Scheduled
             State                   Properties           Leased               Units              ABR
             ------------------   -----------------  ------------------  -----------------  -----------------
             Alabama                     9                  92%               2,269              16.9%
             Arizona
             Arkansas
             California
             Colorado
             Delaware                    2                  91%                303                2.4%
             Florida                     2                  94%                539                5.3%
             Georgia                     2                  98%                420                3.3%
             Illinois
             Indiana                     3                  95%                893                6.7%
             Iowa
             Kentucky                    4                  93%                783                6.7%
             Louisiana                   3                  94%               1,236               9.4%
             Maryland
             Michigan
             Minnesota
             Missouri                    1                  99%                309                2.7%
             Nebraska
             Nevada
             New Jersey
             New York                    2                  95%                308                2.2%
             North Carolina              2                  96%                463                4.6%
             Ohio                        7                  93%               1,601              13.5%
             Oklahoma
             Pennsylvania                1                  93%                130                1.1%
             South Carolina              4                  94%                816                6.2%
             Tennessee                   11                 92%               2,480              18.7%
             Texas
             Utah
             Virginia
             West Virginia

                                  -----------------  ------------------  -----------------  -----------------
                                         53                 93%               12,550              100%
                                  =================  ==================  =================  =================

             REGION
             ------------------
             East                        15                 94%               2,803              23.2%
             Midwest                     11                 94%               2,803              22.9%
             South                       27                 93%               6,944              54.0%
             West                        -                   -                  -                  -

                                  -----------------  ------------------  -----------------  -----------------
                                         53                 93%               12,550              100%
                                  =================  ==================  =================  =================

(1) Excludes Clearwater Mall (679,671 sq. ft.), a property under redevelopment.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
SAME PROPERTY NOI ANALYSIS                                               PAGE 18
(IN THOUSANDS, EXCEPT PROPERTY STATISTICS)


                                                              Three Months Ended
                                                       -------------------------------        Percent
                                                         03/31/01           03/31/00           Change
                                                       ------------       ------------      ------------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis
    Retail portfolio and commercial properties                  271                271
    Garden apartment communities                                 40                 40
                                                       ------------      ------------
                                                                311               311
Retail portfolio and commercial properties
    Gross leasable area                                  33,455,000         33,455,000
    Percent leased                                             90.7%              92.2%             -1.5%

Garden apartment communities
    Number of units                                           8,878              8,878
    Percent leased                                             94.0%              92.0%              2.0%

TERMINATION FEES: (1)                                  $     88,635       $    394,161

NEW PLAN EXCEL REALTY TRUST:
Property revenues                                      $     91,319       $     90,016               1.4%
Property operating expenses                                  27,644             27,747              -0.4%
                                                       ------------       ------------      ------------
    SAME PROPERTY NOI (GAAP BASIS)                     $     63,675       $     62,269               2.3%
                                                       ============       ============      ============
Operating margin (GAAP basis)                                  69.7%              69.2%              0.6%
Straight-line rent adjustment                                  (106)               646            -116.4%
                                                       ------------       ------------      ------------
    SAME PROPERTY NOI                                  $     63,781       $     61,623               3.5%
                                                       ============       ============      ============
Operating margin                                               69.8%              68.5%              1.4%

RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES:
Property revenues                                      $     77,654       $     76,562               1.4%
Property operating expenses                                  20,681             20,673               0.0%
                                                       ------------       ------------      ------------
    SAME PROPERTY NOI (GAAP BASIS)                     $     56,973       $     55,889               1.9%
                                                       ============       ============      ============
Operating margin (GAAP basis)                                  73.4%              73.0%              0.4%
Straight-line rent adjustment                                  (106)               646            -116.4%
                                                       ------------       ------------      ------------
    SAME PROPERTY NOI                                  $     57,079       $     55,243               3.3%
                                                       ============       ============      ============
Operating margin                                               73.5%              72.2%              1.3%

GARDEN APARTMENT COMMUNITIES:
Property revenues                                      $     13,665       $     13,454               1.6%
Property operating expenses                                   6,963              7,074             -1.6%
                                                       ------------       ------------      ------------
    SAME PROPERTY NOI (GAAP BASIS)                     $      6,702       $      6,380               5.0%
                                                       ============       ============      ============
Operating margin (GAAP basis)                                  49.0%              47.4%              1.6%
Straight-line rent adjustment                                     -                  -               0.0%
                                                       ------------       ------------      ------------
    SAME PROPERTY NOI                                  $      6,702       $      6,380               5.0%
                                                       ============       ============      ============
Operating margin                                               49.0%              47.4%              1.6%



(1) Excluded from Retail Portfolio and Commercial Properties Property revenues.

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing remodeling or expansion and includes only properties owned for the full quarters.

Analysis excludes Clearwater and Valley Fair Malls.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
TOP TEN TENANTS                                                          PAGE 19


                                                                                              ABR as a
                                       Number of                                         Percentage of Total
   Tenant                               Leases             GLA              ABR            Portfolio ABR
   -----------------------------     ------------      -----------       -----------     --------------------
 1 Kmart Corporation                          42         3,825,021       $17,318,726                5.2%
 2 Wal-Mart Stores                            26         2,812,504        12,290,302                3.7%
 3 The Kroger Co. (1)                         26         1,290,609         8,655,799                2.6%
 4 Winn-Dixie Stores                          18           804,556         5,055,437                1.5%
 5 Ahold USA (2)                              13           619,237         4,628,912                1.4%
 6 The TJX Companies (3)                      17           525,614         3,504,312                1.0%
 7 Food Lion                                  17           507,747         3,322,992                1.0%
 8 Albertson's (4)                            19           672,425         2,981,398                0.9%
 9 Publix Super Markets                        8           423,388         2,500,903                0.7%
10 J.C. Penney Company (5)                    23           539,769         2,248,156                0.7%
                                     -----------       -----------       -----------        -----------
                                             209        12,020,870       $62,506,937               18.7%
                                     ===========       ===========       ===========        ===========


(1) Includes Ralphs and The Kroger Co.

(2) Includes BI-LO, Giant Food Stores, Stop & Shop and Tops Market.

(3) Includes T.J. Maxx and Marshalls.

(4) Includes Albertson's, Acme Markets, Eagle Food Center and Lucky stores.

(5) Includes JC Penney and Eckerd Drugstores.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
NEW LEASE SUMMARY                                                        PAGE 20


NEW LEASE SUMMARY

                                                                             Tenant
                                                      Total New           Improvements
                 Number              GLA                 ABR               Committed
              -------------       -----------       --------------       ---------------
1Q 2001            67               257,236           $ 2,685,530            $  531,431
    psf                                                     10.44                  2.07


RENEWAL LEASE SUMMARY

                                                    Total Former           Total New               Increase/(Decrease)
                 Number              GLA                 ABR                  ABR             Total Dollar         Percent
              -------------       -----------       --------------       ---------------     ---------------     ------------
1Q 2001           136               755,421           $ 5,747,616           $ 6,473,631         $   726,015           12.6%
    psf                                                      7.61                  8.57                0.96


Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes all leases in force at March 31, 2001, including those that are fully executed, but not yet open.

Excludes Clearwater Mall (679,671 sq. ft.), a property under redevelopment, and garden apartment communities.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                                                PAGE 21


              Number of         Leased          Percent of           ABR           Percent of
           Leases Expiring        GLA              GLA             per Foot         Total ABR
           ---------------    ----------        ----------        ----------       -----------
  2001              812        2,750,678              8.54%       $     8.82              9.52%
  2002              734        3,087,040              9.58%             9.02             10.94%
  2003              652        3,353,601             10.41%             8.37             11.03%
  2004              463        2,410,517              7.48%             9.34              8.84%
  2005              377        3,130,022              9.72%             7.51              9.24%
  2006              261        2,080,744              6.46%             8.56              7.00%
  2007              108        1,258,649              3.91%             9.16              4.53%
  2008               89        1,157,159              3.59%             8.25              3.75%
  2009               79        1,814,004              5.63%             6.24              4.44%
  2010               93        2,108,287              6.54%             6.73              5.57%
 2011+              259        9,064,353             28.14%             7.06             25.15%
             ----------       ----------        ----------        ----------        ----------
                  3,927       32,215,054             100.0%       $     7.90             100.0%
             ==========       ==========        ==========        ==========        ==========


Does not assume exercise of renewal options or base rent escalations over lease term.

Excludes Clearwater Mall (679,671 sq. ft.), a property under redevelopment, and garden apartment communities.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 22

                                                                           Year                Date
       Property Name                         City                State     Built             Acquired              GLA
       ------------------------------------- ------------------- -----  ------------ ------------------------   ---------
       RETAIL PORTFOLIO

       Shopping Centers

     1 Cloverdale Village                    Florence             AL       1986              10/27/94            59,407
     2 Riverview Plaza                       Gadsden              AL       1990              10/12/95           147,621
     3 Grant Mills Station                   Irondale             AL       1991              07/01/98           226,837
     4 Payton Park                           Sylacauga            AL       1995              07/01/98           231,820
     5 Glendale Galleria                     Glendale             AZ      1989-91            08/01/97           119,465
     6 Kmart Plaza                           Mesa                 AZ       1970              12/28/90           182,933
     7 Southern Village Mesa                 Mesa                 AZ      1986-87            08/01/97            84,054
     8 Sun Valley Plaza                      Mesa                 AZ       1981              05/31/94           107,405
     9 Metro Marketplace                     Phoenix              AZ       1988              06/21/91           252,575
    10 Northmall Centre                      Tucson               AZ      1995-96            12/31/96           168,719
    11 Bakersfield Plaza                     Bakersfield          CA       1970              06/20/97           213,379
    12 Factory Merchants - Barstow           Barstow              CA       1989              11/01/93           333,506
    13 Sony/Kinko                            Burbank              CA       1988              05/01/89            14,176
    14 Carmen Plaza                          Camarillo            CA       1971              06/20/97           129,255
    15 Coachella Plaza                       Coachella            CA       1991              06/20/97            11,184
    16 Cudahy Plaza                          Cudahy               CA       1968              06/20/97           138,430
    17 Arbor Faire                           Fresno               CA       1993              04/09/97           199,986
    18 Broadway Faire                        Fresno               CA       1995              04/09/97            60,383
    19 Briggsmore Plaza                      Modesto              CA       1974              06/20/97            98,945
    20 Montebello Plaza                      Montebello           CA       1974              06/20/97           288,090
    21 Paradise Plaza                        Paradise             CA       1979              06/20/97           198,562
    22 Metro 580 Shopping Center             Pleasanton           CA      1995-96            09/15/97           174,584
    23 Rose Pavilion Shopping Center         Pleasanton           CA       1987              02/27/98           292,902
    24 San Dimas Plaza                       San Dimas            CA       1986              10/07/97           119,161
    25 Bristol Plaza                         Santa Ana            CA       1972              06/20/97           112,379
    26 Vail Ranch Center                     Temecula             CA       1997              12/31/97            99,205
    27 Westminster City Center               Westminster          CO       1996              12/16/97           339,600
    28 Rodney Village                        Dover                DE       1959              01/01/69           213,686
    29 Brooksville Square (2)                Brooksville          FL       1987         03/28/94, 06/17/97      191,207
    30 Northgate S.C.                        Deland               FL       1993              06/30/93           186,396
    31 Regency Park                          Jacksonville         FL       1985              06/16/97           329,398
    32 Eastgate S.C.                         Lakewales            FL       1994              05/20/94           102,161
    33 Leesburg Square                       Leesburg             FL       1986              12/23/92            91,682
    34 Miami Gardens                         Miami                FL       1996              10/06/97           245,119
    35 Freedom Square                        Naples               FL       1995              10/06/97           211,839
    36 Southgate                             New Port Ritchie     FL       1966              08/27/97           262,912
    37 Presidential Plaza (2)                North Lauderdale     FL       1977              04/18/97            88,304
    38 Colonial Marketplace                  Orlando              FL      1979,86            04/01/98           128,823
    39 23rd Street Plaza                     Panama City          FL       1986              07/01/98            98,827
    40 Riverwood                             Port Orange          FL      1984,96            09/05/97            93,506
    41 Seminole Plaza                        Seminole             FL       1964              06/11/98           144,011
    42 St. Augustine Outlet Center           St. Augustine        FL       1991              03/01/92           334,833
    43 Rutland Plaza                         St. Petersburg       FL       1964              11/01/96           149,811
    44 Albany Plaza                          Albany               GA       1968              05/12/94           114,169
    45 Southgate Plaza                       Albany               GA       1969              07/11/90            59,816
    46 Eastgate Plaza                        Americus             GA       1980              07/11/90            44,365
    47 Perlis Plaza                          Americus             GA       1972              07/11/90           165,774

                                         Percent
       Property Name                   Leased (1)       ABR        Anchor Tenant                            Anchor Tenant Not Owned
       ------------------------------ ------------ --------------  ---------------------------------------- ------------------------
       RETAIL PORTFOLIO

       Shopping Centers

     1 Cloverdale Village                 100%      $    377,578   Winn-Dixie Stores
     2 Riverview Plaza                    100%           914,250   Wal-Mart
     3 Grant Mills Station                 98%         1,311,499   Wal-Mart
     4 Payton Park                        100%         1,409,674   Wal-Mart
     5 Glendale Galleria                   97%         1,222,552   Food 4 Less, Osco Drugs
     6 Kmart Plaza                         98%           722,257   Kmart
     7 Southern Village Mesa               86%           591,324   Food City
     8 Sun Valley Plaza                    89%           691,335   ABCO
     9 Metro Marketplace                   85%         2,281,413   Office Max, Toys R' Us
    10 Northmall Centre                    97%         1,559,854   Comp USA, JC Penney, Stein Mart
    11 Bakersfield Plaza                   86%         1,826,557   Vons                                     Mervyn's
    12 Factory Merchants - Barstow         77%         4,867,532   Esprit, Gap, Polo, Timberland
    13 Sony/Kinko                         100%           404,363   Kinko's, Sony Electronics
    14 Carmen Plaza                        94%         1,130,718   -                                        Miller's Outpost
    15 Coachella Plaza                    100%           180,881   -                                        Vons
    16 Cudahy Plaza                       100%           665,202   Kmart
    17 Arbor Faire                         78%         1,558,342   Home Depot, PetsMart                     Mervyn's
    18 Broadway Faire                      98%         1,031,712   United Artists
    19 Briggsmore Plaza                    80%           551,110   Canned Foods
    20 Montebello Plaza                    92%         2,423,301   Albertson's, Circuit City
    21 Paradise Plaza                      98%           715,995   Albertson's, Kmart
    22 Metro 580 Shopping Center          100%         2,512,393   Borders, Linens N Things
    23 Rose Pavilion Shopping Center      100%         4,646,680   Levitz Furniture, Macy's Home Store
    24 San Dimas Plaza                     93%         1,586,639   T.J. Maxx                                Payless Drugs, Ralphs
    25 Bristol Plaza                       98%         1,094,871   Albertson's
    26 Vail Ranch Center                  100%         1,024,631   Stater Bros. Markets
    27 Westminster City Center            100%         4,241,119   Babies R Us, Circuit City, Homeplace
    28 Rodney Village                      66%           777,661   Farm Fresh
    29 Brooksville Square (2)              89%         1,146,844   Kmart, Publix
    30 Northgate S.C.                     100%         1,245,834   Kmart, Publix
    31 Regency Park                        92%         2,500,985   Babies R Us, Marshalls, Rhodes
                                                                   Furniture
    32 Eastgate S.C.                      100%           597,367   Kmart                                    Winn-Dixie Stores
    33 Leesburg Square                     96%           710,715   Publix
    34 Miami Gardens                      100%         2,283,802   Kmart, Winn-Dixie Stores
    35 Freedom Square                      95%         1,597,292   Kmart, Publix
    36 Southgate                           69%           672,059   Publix
    37 Presidential Plaza (2)              89%           627,294   Winn-Dixie Stores
    38 Colonial Marketplace               100%           994,744   Office Max, Service Merchandise          Target
    39 23rd Street Plaza                   98%           929,594   Publix
    40 Riverwood                           97%           450,596   Winn-Dixie Stores
    41 Seminole Plaza                      92%           675,444   T.J. Maxx
    42 St. Augustine Outlet Center         93%         5,051,178   Ann Taylor, Calvin Klein, Gap, Mikasa,
                                                                   Reebok
    43 Rutland Plaza                       88%           907,009   Winn-Dixie Stores
    44 Albany Plaza                       100%           670,007   Food Lion
    45 Southgate Plaza                    100%           318,050   -
    46 Eastgate Plaza                      81%           153,015   Beall's Outlet
    47 Perlis Plaza                        87%           760,742   Belk's, Piggly Wiggly

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 23

                                                                        Year                Date                           Percent
       Property Name                      City                State     Built             Acquired             GLA       Leased (1)
       ---------------------------------- ------------------- -----  ------------ ------------------------   ---------  ------------

    48 Rogers Plaza                       Ashburn              GA       1974              07/11/90            49,672         81%
    49 Sweetwater Village                 Austell              GA       1985              10/27/94            66,197         96%
    50 Cedar Plaza                        Cedartown            GA       1994              10/27/94            83,300        100%
    51 Cedartown                          Cedartown            GA       1989              01/10/95           107,220        100%
    52 Cordele Square                     Cordele              GA       1968              07/11/90           126,927         94%
    53 Southgate Plaza                    Cordele              GA       1969              07/11/90            39,292         42%
    54 Habersham Crossing                 Cornelia             GA       1990              03/01/96           161,278        100%
    55 Habersham Village                  Cornelia             GA       1985              05/06/92           147,182         93%
    56 Covington Gallery                  Covington            GA       1991              12/30/93           174,857         94%
    57 Market Central                     Dalton               GA       1994              03/31/97            34,000         84%
    58 Northside Plaza                    Dalton               GA       1990              10/11/95            67,832         87%
    59 Midway Village                     Douglasville         GA       1989              05/01/97            73,328         79%
    60 Westgate                           Dublin               GA       1974              07/11/90           190,629         71%
    61 Marshalls at Eastlake              Marietta             GA       1982              10/26/98            55,179         80%
    62 New Chastain Corners               Marietta             GA       1990              07/17/97           108,380         95%
    63 Pavilions at Eastlake              Marietta             GA       1986              03/01/99           159,088         93%
    64 Village at Southlake               Morrow               GA       1983              04/13/98            53,384         85%
    65 Perry Marketplace                  Perry                GA       1992              12/30/92           179,973         98%
    66 Creekwood                          Rex                  GA       1990              05/01/97            69,778        100%
    67 Shops of Riverdale                 Riverdale            GA       1995              02/15/96            34,255         74%
    68 Eisenhower Square                  Savannah             GA       1985              07/16/97           125,120         96%
    69 Victory Square                     Savannah             GA       1986              07/02/92           168,514         93%
    70 Wisteria Village                   Snellville           GA       1985              10/11/95           164,646         98%
    71 University Commons                 Statesboro           GA       1994              07/24/96            59,814         99%
    72 Tift-Town                          Tifton               GA       1965              07/11/90            61,218         66%
    73 Westgate                           Tifton               GA       1980              07/11/90            16,307        100%
    74 Haymarket Mall                     Des Moines           IA      1968,79            05/12/95           235,486         94%
    75 Haymarket Square                   Des Moines           IA      1971,79            05/12/95           266,525         73%
    76 Southfield Plaza                   Bridgeview           IL       1958              12/03/96           199,947        100%
    77 King City Square                   Mt. Vernon           IL       1994              07/01/98            94,428         98%
    78 Westridge Court                    Naperville           IL       1990              07/18/97           446,183         88%
    79 Tinley Park Plaza                  Tinley Park          IL       1973              09/20/95           283,470         97%
    80 Columbus Center                    Columbus             IN       1964              12/01/88           270,227         79%
    81 Jasper Manor                       Jasper               IN       1990              02/18/92           194,120         82%
    82 Valley View Plaza                  Marion               IN       1989              03/28/94            29,974         95%
    83 Town Fair                          Princeton            IN       1991              02/09/93           113,940        100%
    84 Wabash Crossing                    Wabash               IN       1988              12/16/93           166,993        100%
    85 Woodland Plaza                     Warsaw               IN       1989              03/28/94            31,008         96%
    86 Green River                        Campbellsville       KY       1989              03/08/96           190,316         99%
    87 Kmart Plaza                        Elizabethtown        KY       1992              02/04/93           130,466         98%
    88 Highland Commons                   Glasgow              KY       1992              03/31/93           130,466        100%
    89 J*Town Center                      Jeffersontown        KY       1959              10/21/88           186,855         60%
    90 Mist Lake Plaza                    Lexington            KY       1993              07/01/98           217,292         96%
    91 London Marketplace                 London               KY       1994              03/17/94           169,032        100%
    92 Lucky Square                       Louisville           KY       1973              04/25/89            96,370         77%
    93 Eastgate                           Middletown           KY       1987              11/10/93           152,855         91%
    94 Lexington Road Plaza               Versailles           KY       1994              04/28/94           182,578        100%
    95 Lagniappe Village Shopping Center  New Iberia           LA       1990              07/01/98           220,225         74%
    96 Liberty Plaza                      Randallstown         MD       1962              05/12/95           215,575         85%
    97 Rising Sun Towne Centre            Rising Sun           MD       1998              06/04/99            63,361         94%
    98 Fruitland Plaza                    Salisbury            MD       1973              05/14/86           101,595         48%
    99 Maple Village                      Ann Arbor            MI       1965              10/14/94           280,846         98%

       Property Name                            ABR        Anchor Tenant                                   Anchor Tenant Not Owned
       ----------------------------------- --------------  ----------------------------------------------- ------------------------

    48 Rogers Plaza                              202,556   Piggly Wiggly
    49 Sweetwater Village                        459,317   Winn-Dixie Stores
    50 Cedar Plaza                               559,766   The Kroger Co.
    51 Cedartown                                 550,761   Wal-Mart
    52 Cordele Square                            549,893   Belk's, Harvey Foods
    53 Southgate Plaza                            51,013   -
    54 Habersham Crossing                        794,709   Wal-Mart
    55 Habersham Village                         678,333   Kmart, Winn-Dixie Stores
    56 Covington Gallery                       1,033,758   Ingles, Kmart
    57 Market Central                            359,799   -                                               Wal-Mart
    58 Northside Plaza                           382,044   BI-LO
    59 Midway Village                            416,932   Winn-Dixie Stores
    60 Westgate                                  696,172   Bruno's
    61 Marshalls at Eastlake                     347,882   Marshalls
    62 New Chastain Corners                    1,004,696   The Kroger Co.
    63 Pavilions at Eastlake                   1,544,720   The Kroger Co.
    64 Village at Southlake                      427,808   Marshalls
    65 Perry Marketplace                       1,182,617   The Kroger Co.
    66 Creekwood                                 586,053   Winn-Dixie Stores
    67 Shops of Riverdale                        297,415   -                                               Wal-Mart
    68 Eisenhower Square                         819,864   Food Lion
    69 Victory Square                            910,218   Food Lion
    70 Wisteria Village                        1,074,021   Kmart
    71 University Commons                        536,938   -
    72 Tift-Town                                 171,416   Beall's Outlet
    73 Westgate                                  136,308   -
    74 Haymarket Mall                          1,094,445   Burlington Coat Factory, Hobby Lobby
    75 Haymarket Square                        1,278,978   Dahl's Foods
    76 Southfield Plaza                        1,824,574   Dominicks Foods, Hobby Lobby, Walgreens
    77 King City Square                          780,220   Kroger
    78 Westridge Court                         5,017,146   Cub Foods, Linen N Things, Old Navy, Spiegel
    79 Tinley Park Plaza                       1,818,800   Walts Finer Foods
    80 Columbus Center                         1,051,564   Office Max
    81 Jasper Manor                              808,643   Kmart
    82 Valley View Plaza                         277,419   -                                               Wal-Mart
    83 Town Fair                                 579,599   Kmart
    84 Wabash Crossing                           967,370   Kmart, Supervalu
    85 Woodland Plaza                            266,477   -                                               Wal-Mart
    86 Green River                               984,978   Goody's Family Clothing, Kroger
    87 Kmart Plaza                               735,933   Kmart
    88 Highland Commons                          752,749   Food Lion, Kmart
    89 J*Town Center                             733,218   Tricon Corporate Office
    90 Mist Lake Plaza                         1,516,100   Wal-Mart
    91 London Marketplace                      1,062,099   Kmart, The Kroger Co.
    92 Lucky Square                              332,702   -
    93 Eastgate                                1,428,027   The Kroger Co.
    94 Lexington Road Plaza                    1,247,148   Kmart, The Kroger Co.
    95 Lagniappe Village Shopping Center         902,100   Wal-Mart
    96 Liberty Plaza                           1,512,921   -
    97 Rising Sun Towne Centre                   574,480   Martin's
    98 Fruitland Plaza                           439,250   Food Lion
    99 Maple Village                           1,337,274   Kmart

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 24

                                                                           Year             Date                        Percent
       Property Name                         City                State     Built          Acquired          GLA       Leased (1)
       ------------------------------------- ------------------- -----  ------------ ------------------   ---------  ------------

   100 Farmington Crossroads                 Farmington           MI       1986           12/11/95         84,310         87%
   101 Delta Center                          Lansing              MI       1985           12/12/95        173,619         76%
   102 Hampton Village Centre                Rochester Hills      MI       1990           12/12/95        460,219         96%
   103 Fashion Corner                        Saginaw              MI       1986           12/12/95        188,877         63%
   104 Hall Road Crossing                    Shelby               MI       1985           12/12/95        175,182         93%
   105 Southfield Shopping Center            Southfield           MI      1969-70         02/12/98        106,948         85%
   106 Delco Plaza                           Sterling Heights     MI      1970,73         11/14/96        154,853        100%
   107 Westland Crossing                     Westland             MI       1986           11/16/99        141,738         86%
   108 Roundtree Place                       Ypsilanti            MI       1992           07/01/98        195,413        100%
   109 Washtenaw Fountain Plaza              Ypsilanti            MI       1989           10/05/92        136,103         99%
   110 Factory Merchants - Branson           Branson              MO       1988           11/01/93        317,392         76%
   111 Factory Outlet Village Osage Beach    Osage Beach          MO       1987           01/29/93        400,126         93%
   112 Stanly County Plaza                   Albermarle           NC       1988           03/28/94         63,637         95%
   113 Village Marketplace                   Asheboro             NC       1988           04/13/95         87,870         80%
   114 Foothills Market                      Jonesville           NC       1988           06/05/95         49,630         92%
   115 Chapel Square                         Kannapolis           NC       1992           12/01/94         45,450        100%
   116 Kinston Pointe                        Kinston              NC       1991           07/05/95        170,170         90%
   117 Granville Corners                     Oxford               NC       1991           02/21/96        138,352         97%
   118 Roxboro Square                        Roxboro              NC       1989           06/05/95         98,980        100%
   119 Siler Crossing                        Siler City           NC       1988           06/05/95        132,640         98%
   120 Crossroads Ctr.                       Statesville          NC       1991           02/27/96        340,190         99%
   121 Thomasville Crossing                  Thomasville          NC       1996           04/18/97         78,509         96%
   122 Anson Station                         Wadesboro            NC       1988           08/23/95        130,800         93%
   123 Roanoke Landing                       Williamston          NC       1991           01/02/96        156,562         99%
   124 Wilson                                Wilson               NC       1973           05/14/86        104,982         76%
   125 Stratford Commons                     Winston-Salem        NC       1995           12/30/96         72,308        100%
   126 Laurel Square                         Bricktown            NJ       1973           07/13/92        246,235         98%
   127 Hamilton Plaza-Kmart Plaza            Hamilton             NJ       1972           05/12/94        149,060        100%
   128 Bennetts Mills Plaza                  Jackson              NJ       1988           09/01/94        115,238        100%
   129 Six Flags Factory Outlet              Jackson Township     NJ       1997           04/30/97        292,638        100%
   130 Middletown Plaza                      Middletown           NJ       1972           01/01/75        120,558         94%
   131 Tinton Falls Plaza                    Tinton Falls         NJ       1953           01/30/98        100,582        100%
   132 Dover Park Plaza                      Yardville            NJ       1966           01/28/00         59,642        100%
   133 Galleria Commons Shopping Center      Henderson            NV       1998           06/09/98        276,460         99%
   134 Renaissance Center East               Las Vegas            NV       1981           10/17/96        145,578         94%
   135 Kietzke Center                        Reno                 NV       1974           06/20/97        165,350         95%
   136 University Mall                       Canton               NY       1967           01/01/76         78,740         86%
   137 Cortlandville                         Cortland             NY       1984           08/04/87        100,300         95%
   138 Kmart Plaza                           DeWitt               NY       1970           08/03/93        115,500        100%
   139 D & F Plaza                           Dunkirk              NY       1967           01/01/86        190,518         88%
   140 Elmira Plaza                          Elmira               NY       1976           02/13/89         54,400         0%
   141 Genesee Valley Shopping Center        Genesco              NY       1993           07/01/98        204,609        100%
   142 Pyramid Mall                          Geneva               NY       1973           08/03/93        233,138         85%
   143 Gloversville                          Gloversville         NY       1974           12/29/98         45,012        100%
   144 McKinley Plaza                        Hamburg              NY       1991           06/14/92         92,782         90%
   145 Hornell Plaza Shopping Center         Hornell              NY       1995           07/31/98        253,703         98%
   146 Cayuga Mall                           Ithaca               NY       1969           05/12/89        205,426         94%
   147 Shops at Seneca Mall                  Liverpool            NY       1971           08/03/93        237,202         92%
   148 Transit Road Plaza                    Lockport             NY       1971           08/03/93        138,120        100%
   149 Marcy                                 Marcy                NY       1971           05/14/86        123,380         2%
   150 Wallkill Plaza                        Middletown           NY       1986           12/12/95        203,234        100%
   151 Monroe Shoprite Plaza                 Monroe               NY       1972           08/01/97        122,394         98%

       Property Name                            ABR        Anchor Tenant                                   Anchor Tenant Not Owned
       ----------------------------------  --------------  ----------------------------------------------- ------------------------

   100 Farmington Crossroads                     557,468   Farmer Jack
   101 Delta Center                            1,199,673   T.J. Maxx, Toys R Us
   102 Hampton Village Centre                  4,523,341   Farmer Jack, Kohl's                             Target
   103 Fashion Corner                            944,540   Best Buy, Kids R Us
   104 Hall Road Crossing                      1,654,685   Old Navy, T.J. Maxx
   105 Southfield Shopping Center                973,556   Farmer Jack                                     Burlington Coats, F&M,
                                                                                                           Marshalls
   106 Delco Plaza                               782,874   Babies R Us, Bed, Bath & Beyond
   107 Westland Crossing                       1,257,310   Michaels                                        Toys R' Us
   108 Roundtree Place                         1,313,261   Busch Grocery, Wal-Mart
   109 Washtenaw Fountain Plaza                  965,535   -
   110 Factory Merchants - Branson             3,480,545   Bugle Boy, Dress Barn
   111 Factory Outlet Village Osage Beach      6,682,472   Gap, Mikasa, Polo, Tommy Hilfiger
   112 Stanly County Plaza                       407,276   Ingles                                          Wal-Mart
   113 Village Marketplace                       576,561   Harris Teeter                                   Wal-Mart
   114 Foothills Market                          272,934   Food Lion
   115 Chapel Square                             362,722   Food Lion                                       Wal-Mart
   116 Kinston Pointe                            846,584   Wal-Mart
   117 Granville Corners                         946,510   Lowe's Food, Wal-Mart
   118 Roxboro Square                            646,634   Wal-Mart
   119 Siler Crossing                            757,069   Belk-Yates
   120 Crossroads Ctr.                         1,967,630   BI-LO, Wal-Mart
   121 Thomasville Crossing                      617,196   Lowe's Food
   122 Anson Station                             763,307   Food Lion, Wal-Mart
   123 Roanoke Landing                           997,606   Wal-Mart, Winn-Dixie Stores                     Belk's
   124 Wilson                                     36,000   Wilson Flea Market
   125 Stratford Commons                         917,630   Michaels, Office Max
   126 Laurel Square                           1,852,659   Kmart, Pathmark
   127 Hamilton Plaza-Kmart Plaza                812,993   Kmart
   128 Bennetts Mills Plaza                    1,116,878   Stop & Shop
   129 Six Flags Factory Outlet                5,867,685   Brooks Brothers, Gap, Mikasa, Nike, Reebok
   130 Middletown Plaza                          930,214   Shoprite
   131 Tinton Falls Plaza                        941,774   Burlington Coat Factory                         Great A&P Tea Company
   132 Dover Park Plaza                          426,203   Acme Markets
   133 Galleria Commons Shopping Center        2,554,191   Babies R Us, Comp USA, Homebase, Stein Mart,
                                                           T.J. Maxx
   134 Renaissance Center East                 1,627,795   Albertson's
   135 Kietzke Center                            951,458   Mervyn's                                        Target
   136 University Mall                           287,827   Ames Department Stores
   137 Cortlandville                             240,419   Ames Department Stores
   138 Kmart Plaza                               576,275   Kmart, Office Max
   139 D & F Plaza                               838,295   Quality Markets
   140 Elmira Plaza                                    -   -
   141 Genesee Valley Shopping Center          1,442,624   Wal-Mart, Wegmans
   142 Pyramid Mall                            1,101,204   Kmart, Tops Market
   143 Gloversville                               99,026   Citizens Telecom
   144 McKinley Plaza                            708,065   Kids R Us, T.J. Maxx
   145 Hornell Plaza Shopping Center           1,766,664   Wal-Mart, Wegmans
   146 Cayuga Mall                             1,079,390   Penn Traffic
   147 Shops at Seneca Mall                    1,299,072   Kmart, Price Chopper
   148 Transit Road Plaza                        361,208   Kmart
   149 Marcy                                      25,000   -
   150 Wallkill Plaza                          1,795,811   Shoprite
   151 Monroe Shoprite Plaza                   1,273,413   Shoprite

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 25

                                                                           Year              Date                         Percent
       Property Name                         City                State     Built           Acquired           GLA       Leased (1)
       ------------------------------------- ------------------- -----  ------------ --------------------   ---------  ------------

   152 Rockland Plaza                        Nanuet               NY       1963            01/01/83         247,957         98%
   153 South Plaza                           Norwich              NY       1967            04/01/83         143,665         78%
   154 Westgate Plaza                        Oneonta              NY       1967            01/20/84          71,952         97%
   155 Oswego Plaza                          Oswego               NY       1966            01/01/77         128,087         97%
   156 Mohawk Acres (2)                      Rome                 NY       1965       01/20/84, 02/01/84    182,183         73%
   157 Price Chopper Plaza                   Rome                 NY       1988            08/03/93          78,401        100%
   158 Westgate Manor Plaza                  Rome                 NY       1961            01/01/86          65,813         93%
   159 Northland                             Watertown            NY       1962            01/01/73         122,666         77%
   160 Ashland Square                        Ashland              OH       1990            10/06/93         163,168        100%
   161 Harbor Plaza                          Ashtabula            OH       1988            02/20/91          51,794         86%
   162 Belpre Plaza                          Belpre               OH       1969            06/08/88          88,426         23%
   163 Southwood Plaza                       Bowling Green        OH       1961            05/16/90          82,952         77%
   164 Brentwood Plaza                       Cincinnati           OH       1957            05/04/94         232,567         54%
   165 Delhi                                 Cincinnati           OH       1973            05/22/96         166,497         91%
   166 Western Village                       Cincinnati           OH       1960            05/04/94         138,625         41%
   167 Crown Point                           Columbus             OH       1980            07/23/98         147,427         90%
   168 River Run Centre                      Coshocton            OH       1992            07/01/98          82,957        100%
   169 South Towne Centre                    Dayton               OH       1972            03/27/92         308,700         98%
   170 Heritage Square                       Dover                OH       1959            08/31/93         231,735         72%
   171 Midway Crossing                       Elyria               OH       1986            12/11/95         138,675         78%
   172 Fairfield Center                      Fairfield            OH       1978            05/01/90          74,095         96%
   173 Silver Bridge Plaza                   Gallipolis           OH       1972            12/28/86         145,481         82%
   174 Genoa                                 Genoa                OH       1987            03/01/91          16,500         85%
   175 Parkway Plaza                         Maumee               OH       1955            09/06/89         140,021         54%
   176 New Boston                            New Boston           OH       1991            02/17/93         238,711        100%
   177 Market Place                          Piqua                OH       1972            11/20/91         169,311         81%
   178 Brice Park                            Reynoldsburg         OH       1989            03/04/98         168,284        100%
   179 Central Ave Marketplace               Toledo               OH       1968            08/14/90         157,383         98%
   180 Greentree                             Upper Arlington      OH       1974            07/23/98         128,501         78%
   181 Bethel Park                           Bethel Park          PA       1965            05/14/97         224,069         98%
   182 Dillsburg Shopping Center             Dillsburg            PA       1994            10/16/96          68,849        100%
   183 Market Street Square                  Elizabethtown        PA       1993            10/06/97         169,481        100%
   184 New Garden                            Kennett Square       PA       1979            06/20/97         149,270         62%
   185 Stone Mill Plaza                      Lancaster            PA       1988            01/06/94          94,493         92%
   186 Crossroads Plaza                      Mt. Pleasant         PA       1975            11/10/88         105,583         96%
   187 Ivyridge                              Philadelphia         PA       1963            08/02/95         112,278         78%
   188 Roosevelt Mall                        Philadelphia         PA     1958, 64     01/01/64, 04/01/74    555,813         97%
   189 Johnstown Galleria Outparcel          Richard Twnsp        PA       1993            07/31/97          61,968         87%
   190 Hampton Square                        Upper South Hampton  PA       1980            12/29/98          62,933         92%
   191 Shops at Prospect                     West Hempfield       PA       1994            07/31/95          63,392         94%
   192 Circle Center                         Hilton Head          SC       1992            03/24/94          65,313         97%
   193 Palmetto Crossroads                   Hilton Head          SC       1990            10/18/95          40,916        100%
   194 Island Plaza                          James Island         SC       1994            10/06/97         167,101         93%
   195 Remount Village                       N. Charleston        SC       1996            11/13/96          60,238         94%
   196 Congress Crossing                     Athens               TN       1990            11/10/88         172,305         97%
   197 St. Elmo Central                      Chattanooga          TN       1995            08/06/96          74,978         94%
   198 Apison Crossing                       Collegedale          TN       1997            07/29/97          79,054         95%
   199 Saddletree Village Shopping Center    Columbia             TN       1990            06/15/98          45,800        100%
   200 West Towne Square                     Elizabethton         TN     1970, 98          06/09/98          99,224         85%
   201 Greeneville Commons                   Greeneville          TN       1990            03/10/92         223,118         98%
   202 Hazel Path                            Hendersonville       TN       1989            11/27/95          67,966         85%

       Property Name                              ABR        Anchor Tenant                               Anchor Tenant Not Owned
       ------------------------------------- --------------  ------------------------------------------- ------------------------

   152 Rockland Plaza                            4,276,328   Barnes & Noble, Marshalls, Tower Records
   153 South Plaza                                 315,960   Ames Department Stores
   154 Westgate Plaza                              208,280   Ames Department Stores
   155 Oswego Plaza                                563,866   JC Penney
   156 Mohawk Acres (2)                            710,707   -
   157 Price Chopper Plaza                         530,930   Price Chopper
   158 Westgate Manor Plaza                        355,925   Rome Cinemas
   159 Northland                                   494,540   Ames Department Store
   160 Ashland Square                              942,545   Foodtown, Wal-Mart
   161 Harbor Plaza                                301,778   Jubilee Foods
   162 Belpre Plaza                                139,348   -
   163 Southwood Plaza                             342,972   -
   164 Brentwood Plaza                           1,140,331   -
   165 Delhi                                     1,341,002   The Kroger Co.
   166 Western Village                             606,657   T.J. Maxx
   167 Crown Point                               1,113,527   The Kroger Co.
   168 River Run Centre                            416,342   Wal-Mart                                    Big Bear
   169 South Towne Centre                        2,315,671   Burlington Coat Factory, Kmart
   170 Heritage Square                             850,303   Bag N Save Foods
   171 Midway Crossing                             896,641   T.J. Maxx                                   Kids R Us, Toys R Us
   172 Fairfield Center                            394,713   The Kroger Co.
   173 Silver Bridge Plaza                         537,710   Quality Farm & Fleet
   174 Genoa                                       106,334   -
   175 Parkway Plaza                               323,722   -
   176 New Boston                                1,438,808   Festival Foods, Wal-Mart
   177 Market Place                                617,587   Foodtown
   178 Brice Park                                1,719,043   Gregg Appliances, Michaels, Old Navy
   179 Central Ave Marketplace                     570,173   Ames Department Store
   180 Greentree                                   940,537   The Kroger Co.
   181 Bethel Park                               1,322,258   Ames Department Store, Giant Eagle
   182 Dillsburg Shopping Center                   627,444   Giant Food Stores
   183 Market Street Square                      1,372,192   Kmart, Weis Markets
   184 New Garden                                  463,214   Acme Markets
   185 Stone Mill Plaza                            812,219   Giant Food Stores
   186 Crossroads Plaza                            413,414   Quality Farm & Fleet
   187 Ivyridge                                    978,334   Super Fresh
   188 Roosevelt Mall                            5,863,295   Strawbridges
   189 Johnstown Galleria Outparcel                339,677   -                                           Builders Square, Toys
                                                                                                         R Us, Wal-Mart
   190 Hampton Square                              440,854   Acme Market
   191 Shops at Prospect                           495,134   Fox Markets                                 Kmart
   192 Circle Center                               651,387   BI-LO
   193 Palmetto Crossroads                         316,968   Food Lion
   194 Island Plaza                              1,136,778   Food Lion, Kmart
   195 Remount Village                             532,638   BI-LO
   196 Congress Crossing                         1,103,091   BI-LO, Kmart
   197 St. Elmo Central                            615,513   Winn-Dixie Stores
   198 Apison Crossing                             688,763   Winn-Dixie Stores
   199 Saddletree Village Shopping Center          316,765   Food Lion
   200 West Towne Square                           577,652   Winn-Dixie Stores
   201 Greeneville Commons                       1,418,102   Kmart, Proffitt's
   202 Hazel Path                                  426,776   Food Lion                                   Wal-Mart

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 26

                                                                           Year             Date                        Percent
       Property Name                         City                State     Built          Acquired          GLA       Leased (1)
       ------------------------------------- ------------------- -----  ------------ ------------------ -----------  ------------

   203 Kimball Crossing                      Jasper               TN       1987           11/27/95        280,477         89%
   204 Chapman-Ford Crossing                 Knoxville            TN       1990           12/30/92        185,604         96%
   205 Farrar Place Shopping Center          Manchester           TN       1989           12/15/95         43,220        100%
   206 Georgetown Square                     Murfreesboro         TN       1986           09/29/93        104,117         85%
   207 Madison Street Station                Shelbyville          TN       1985           10/11/95         56,766         94%
   208 Commerce Central                      Tullahoma            TN       1995           08/09/96        182,401         99%
   209 Merchant's Central                    Winchester           TN       1997           12/09/97        208,123         98%
   210 Bardin Place Center                   Arlington            TX      1992-93         10/06/97        303,900        100%
   211 Irving West                           Irving               TX       1987           09/14/93         70,056        100%
   212 Valley Fair Mall                      W. Valley City       UT       1970           12/31/96        600,602         84%
   213 Colonial Heights                      Colonial Heights     VA       1972           05/14/86         80,363         0%
   214 Factory Merchants Ft. Chiswell        Ft. Chiswell         VA       1989           11/01/93        175,578         65%
   215 Hanover Square                        Mechanicsville       VA       1991           01/06/93        129,987        100%
   216 Victorian Square                      Midlothian           VA       1991           03/24/94        271,215         92%
   217 VA-KY Regional S.C.                   Norton               VA       1989           12/30/92        193,238         99%
   218 Cave Spring Corners                   Roanoke              VA       1969           06/05/97        171,125        100%
   219 Hunting Hills                         Roanoke              VA       1989           04/02/98        166,207         97%
   220 Lakeside Plaza                        Salem                VA       1989           04/15/99         82,036         99%
   221 Fredricksburg                         Spotsylvania         VA       1970           05/14/86         83,374        100%
   222 Lake Drive Plaza                      Vinton               VA       1976           02/12/98        148,061         91%
   223 Ridgeview Centre                      Wise                 VA       1990           07/02/92        176,690         99%
   224 Moundsville Plaza                     Moundsville          WV       1961           12/27/88        174,664         85%
   225 Grand Central Plaza                   Parkersburg          WV       1986           06/08/88         74,017        100%
   226 Kmart Plaza                           Vienna               WV       1975           02/25/93        106,258         96%
                                                                                                        -----------  ------------

                                                                                            TOTAL        34,128,119       90%
                                                                                                        ===========  ============

       Single Tenant Properties

     1 The Kroger Co.                        Muscle Shoals        AL       1982           08/10/93         42,130        100%
     2 The Kroger Co.                        Muscle Shoals        AL       1982           08/10/93         10,069        100%
     3 The Kroger Co.                        Scottsboro           AL       1982           08/10/93         42,130        100%
     4 The Kroger Co.                        Pine Bluff           AR       1981           08/10/93         60,842        100%
     5 Safeway                               Sherwood             AR       1981           08/10/93         44,617        100%
     6 Lucky stores                          Mesa                 AZ       1982           08/10/93         29,827        100%
     7 Lucky stores                          Phoenix              AZ       1982           01/19/94         28,217        100%
     8 Q-Club                                Phoenix              AZ       1994           05/06/94         44,374        100%
     9 Q-Club                                Scottsdale           AZ       1994           08/19/94         44,374        100%
    10 Rite Aid                              Yuma                 AZ       1980           08/10/93         25,834        100%
    11 Pueblo I                              Pueblo               CO       1977           08/10/93         12,556         0%
    12 Doverama at Rodney                    Dover                DE       1959           01/01/69         30,000        100%
    13 Food Lion                             Brandon              FL       1982           08/10/93         36,750        100%
    14 Albany I                              Albany               GA       1981           08/10/93         72,900         0%
    15 Rite Aid                              East Albany          GA       1982           08/10/93         10,069        100%
    16 The Kroger Co.                        East Albany          GA       1982           08/10/93         34,019        100%
    17 Kmart                                 Atlantic             IA       1980           01/19/94         40,318        100%
    18 Eagle Food Center                     Coralville           IA       1981           08/10/93         28,875        100%
    19 Eagle Food Center                     Dubuque              IA       1980           08/10/93         35,015        100%
    20 Eagle Food Center                     Decatur              IL       1983           08/10/93         29,000        100%
    21 The Kroger Co.                        Ottawa               IL       1982           08/10/93         44,088        100%
    22 Eagle Food Center                     Peoria               IL       1983           08/10/93         30,000        100%

       Property Name                              ABR        Anchor Tenant                                Anchor Tenant Not Owned
       ------------------------------------- --------------  -------------------------------------------- ------------------------

   203 Kimball Crossing                          1,651,069   Wal-Mart
   204 Chapman-Ford Crossing                     1,026,136   Food Lion, Wal-Mart
   205 Farrar Place Shopping Center                356,679   Food Lion                                    The Crystal Company
   206 Georgetown Square                           806,186   The Kroger Co.
   207 Madison Street Station                      356,458   BI-LO
   208 Commerce Central                          1,214,646   Wal-Mart
   209 Merchant's Central                        1,179,011   Peebles, Wal-Mart
   210 Bardin Place Center                       2,889,887   Oshmann's, Kmart                             Hobby Lobby
   211 Irving West                                 619,792   Winn-Dixie Stores
   212 Valley Fair Mall                          3,245,387   JC Penney, Meier & Frank, Mervyn's
   213 Colonial Heights                                  -   -
   214 Factory Merchants Ft. Chiswell              798,664   Polo, Reebok
   215 Hanover Square                            1,432,807   Ukrops Supermarket                           Kohl's
   216 Victorian Square                          1,736,432   The Kroger Co., Kmart
   217 VA-KY Regional S.C.                       1,212,251   Ingles, Wal-Mart
   218 Cave Spring Corners                         712,035   Ames Department Store, The Kroger Co.
   219 Hunting Hills                               872,490   Wal-Mart
   220 Lakeside Plaza                              737,717   The Kroger Co.
   221 Fredricksburg                               164,905   Phar Mor
   222 Lake Drive Plaza                            884,653   The Kroger Co.
   223 Ridgeview Centre                          1,142,527   Food City, Kmart                             Belk's
   224 Moundsville Plaza                           928,033   The Kroger Co.
   225 Grand Central Plaza                         644,590   Office Depot
   226 Kmart Plaza                                 517,360   Kmart
                                             --------------

                               TOTAL          $244,694,762
                                             ==============

       Single Tenant Properties

     1 The Kroger Co.                         $    252,780
     2 The Kroger Co.                               60,414
     3 The Kroger Co.                              217,391   Bruno's
     4 The Kroger Co.                              288,232
     5 Safeway                                     240,651
     6 Lucky stores                                126,438   ABCO
     7 Lucky stores                                154,620   ABCO
     8 Q-Club                                      741,189
     9 Q-Club                                      749,773
    10 Rite Aid                                    113,050   Payless Drugs
    11 Pueblo I                                          -
    12 Doverama at Rodney                           56,250
    13 Food Lion                                   202,582   Kash n Karry
    14 Albany I                                          -
    15 Rite Aid                                     54,567
    16 The Kroger Co.                              197,612   Harvey Foods
    17 Kmart                                       160,000
    18 Eagle Food Center                           172,669
    19 Eagle Food Center                           230,300
    20 Eagle Food Center                           181,996
    21 The Kroger Co.                              278,866
    22 Eagle Food Center                           208,133

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 27

                                                                           Year             Date                        Percent
       Property Name                         City                State     Built          Acquired          GLA       Leased (1)
       ------------------------------------- ------------------- -----  ------------ ------------------   ---------  ------------

    23 Eagle Food Center                     Springfield          IL       1982           08/10/93         30,000        100%
    24 Eagle Food Center                     Sterling             IL       1980           08/10/93         40,265        100%
    25 The Kroger Co.                        Waterloo             IL       1982           08/10/93         31,170        100%
    26 Kindercare                            Beech Grove          IN       1976           12/31/92         4,268         100%
    27 Kindercare                            Fort Wayne           IN       1976           12/31/92         4,584         100%
    28 Eagle Food Center                     Hobart               IN       1983           08/10/93         29,300        100%
    29 Kindercare                            Indianapolis         IN       1976           12/31/92         4,452         100%
    30 Kindercare                            Indianapolis         IN       1976           12/31/92         4,212         100%
    31 Kindercare                            Indianapolis         IN       1976           12/31/92         4,452         100%
    32 Eagle Food Center                     Michigan City        IN       1983           08/10/93         29,000        100%
    33 Safeway                               West Monroe          LA       1981           08/10/93         41,293        100%
    34 Mountain Jacks                        Dearborne Hts.       MI       1988           12/31/92         9,914         100%
    35 Kindercare                            Kalamazoo            MI       1990           02/06/91         6,260         100%
    36 Firstar Bank Building                 Burnsville           MN       1975           08/04/97         13,373        100%
    37 High Ridge I                          High Ridge           MO       1980           12/31/92         4,654          0%
    38 Northern Automotive                   Grand Island         NE       1988           12/31/92         5,671         100%
    39 Northern Automotive                   Hastings             NE       1988           12/31/92         4,000         100%
    40 Kmart                                 Somerville           NJ       1982           08/10/93         55,552        100%
    41 Safeway                               Muskogee             OK       1981           08/10/93         45,510        100%
    42 The Kroger Co.                        Clearfield           PA       1982           08/10/93         31,170        100%
    43 Hardees                               Hanover              PA       1971           07/31/97         3,800         100%
    44 The Kroger Co.                        James Island         SC       1982           08/10/93         42,130        100%
    45 Winn-Dixie Stores                     Chattanooga          TN       1995           03/31/97         43,848        100%
    46 First American Bank                   Kingsport            TN       1970           09/01/92         5,532          65%
    47 Kmart                                 Desoto               TX       1980           08/10/93         72,897        100%
    48 Houston I                             Houston              TX       1991           12/31/92         1,675          0%
    49 The Omelette Shop                     Houston              TX       1991           12/31/92         1,675         100%
    50 The Kroger Co.                        Missouri City        TX       1982           08/10/93         44,183        100%
    51 El Chico                              Temple               TX       1995           12/19/95         6,600         100%
    52 Pizza Hut                             Harrisonburg         VA       1969           07/31/96         3,384         100%
                                                                                                        ------------ ------------

                                                                                               TOTAL      1,400,828       93%
                                                                                                        ============ ============

       COMMERCIAL PROPERTIES

     1 Genzyme Corp.                         Scottsdale           AZ       1971           12/17/90         21,560        100%
     2 Unity Professional Bldg.              Fridley              MN       1991           05/30/96         62,518         91%
     3 Stillwater Office Bldg.               Stillwater           MN       1985           07/31/91         9,095         100%
     4 Roxbury Township                      Roxbury              NJ       1997           12/31/97          LAND           -
     5 Institute for Defense Analyses        Princeton            NJ     1974, 82         05/31/74         51,000        100%
     6 North Central Avenue                  Hartsdale            NY       1972           07/31/72          LAND           -
                                                                                                        ------------ ------------

                                                                                               TOTAL      144,173         96%
                                                                                                        ============ ============

                                                                                                        ------------ ------------
                                                    TOTAL RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES     35,673,120       90%
                                                                                                        ============ ============

       SHOPPING CENTERS UNDER REDEVELOPMENT

     1 Clearwater Mall                       Clearwater           FL       1973           12/02/97        679,671         15%

       Property Name                              ABR        Anchor Tenant                                Anchor Tenant Not Owned
       ------------------------------------- --------------  -------------------------------------------- ------------------------

    23 Eagle Food Center                           135,090
    24 Eagle Food Center                           179,748
    25 The Kroger Co.                              207,135   Schnuck Markets
    26 Kindercare                                   38,000
    27 Kindercare                                   49,694
    28 Eagle Food Center                           190,792
    29 Kindercare                                   38,000
    30 Kindercare                                   38,000
    31 Kindercare                                   24,555
    32 Eagle Food Center                           158,000
    33 Safeway                                     228,671   Brookshire Grocery
    34 Mountain Jacks                              169,000
    35 Kindercare                                   73,832
    36 Firstar Bank Building                       133,772
    37 High Ridge I                                      -
    38 Northern Automotive                          79,140
    39 Northern Automotive                          56,658
    40 Kmart                                       271,780
    41 Safeway                                     280,344   Homeland
    42 The Kroger Co.                              210,000   Penn Traffic
    43 Hardees                                      24,100
    44 The Kroger Co.                              223,289   BI-LO
    45 Winn-Dixie Stores                           237,413
    46 First American Bank                          23,400                                                Food Lion
    47 Kmart                                       289,000
    48 Houston I                                         -
    49 The Omelette Shop                            17,990
    50 The Kroger Co.                              229,289
    51 El Chico                                     57,500
    52 Pizza Hut                                    22,755
                                             --------------

                                    TOTAL     $  8,374,460
                                             ==============

       COMMERCIAL PROPERTIES

     1 Genzyme Corp.                          $    293,808
     2 Unity Professional Bldg.                    836,218
     3 Stillwater Office Bldg.                     141,475   Washington City
     4 Roxbury Township                                  -
     5 Institute for Defense Analyses              266,338
     6 North Central Avenue                              -
                                             --------------

                                    TOTAL     $  1,537,839
                                             ==============

                                             --------------
    TOTAL RETAIL PORTFOLIO AND COMMERCIAL
    PROPERTIES                                $254,607,061
                                             ==============

       SHOPPING CENTERS UNDER REDEVELOPMENT

     1 Clearwater Mall                        $  1,582,605   -

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 28

                                                                    Year           Date                    Percent
       Property Name                  City                State     Built        Acquired       Units    Leased (1)       ABR
       ------------------------------ ------------------- -----  ------------ --------------   -------  ------------ --------------
       GARDEN APARTMENT COMMUNITIES

     1 Breckenridge                   Birmingham          AL        1979         02/18/92        120         98%      $    809,388
     2 Courts At Wildwood             Birmingham          AL        1969         07/22/93        220         96%         1,499,052
     3 Devonshire Place               Birmingham          AL        1971         02/18/92        284         91%         1,675,056
     4 The Club                       Birmingham          AL       1969-74       05/24/95        278         82%         1,804,500
     5 Hillcrest                      Mobile              AL        1977         06/30/97        140         93%           698,676
     6 Knollwood                      Mobile              AL       1978-82       05/07/97        704         92%         3,774,528
     7 Maison Deville                 Mobile              AL     1963,71-73      07/31/96        347         94%         1,981,428
     8 Maison Imperial                Mobile              AL       1969-73       07/31/96         56         93%           655,656
     9 Plantation                     Mobile              AL        1977         07/31/96        120         95%           533,220
    10 Mayfair                        Dover               DE        1971         01/01/81         96         92%           725,442
    11 Rodney                         Dover               DE       1963-65       01/01/69        207         91%         1,159,579
    12 Charter Pointe                 Altamonte Springs   FL        1973         04/03/98        312         93%         2,260,272
    13 Lake Park                      Lake Park           FL        1965         02/01/76        227         96%         1,908,300
    14 Cambridge                      Athens              GA       1972,82       05/01/96        180         97%         1,086,828
    15 Tara                           Athens              GA        1970         06/06/96        240         99%         1,516,152
    16 Regency Club                   Evansville          IN        1980         09/16/96        232         92%         1,426,320
    17 Forest Hills                   Indianapolis        IN        1974         10/28/97        420         97%         2,149,679
    18 Hawthorne Heights              Indianapolis        IN        1965         06/18/96        241         94%         1,729,464
    19 Charlestown                    Louisville          KY        1974         09/14/93        244         93%         1,915,020
    20 La Fontenay III                Louisville          KY        1970         07/16/92        248         93%         1,876,044
    21 Poplar Level Terrace           Louisville          KY        1974         01/01/91         88         99%           474,780
    22 Riverchase                     Newport             KY        1968         08/29/96        203         91%         1,086,650
    23 Forestwood                     Baton Rouge         LA        1985         10/31/96        272         98%         1,772,092
    24 Sherwood Acres                 Baton Rouge         LA       1978-79       10/31/96        604         91%         3,283,308
    25 Willow Bend Lake               Baton Rouge         LA        1986         10/31/96        360         95%         2,376,672
    26 Deerhorn Village               Kansas City         MO        1974         07/12/95        309         99%         2,122,308
    27 Cardinal Woods                 Cary                NC        1978         08/15/97        184         99%         1,360,932
    28 Polo Run                       Raleigh             NC        1971         08/27/98        279         94%         2,261,628
    29 Meadow East                    Potsdam             NY       1964-71       09/13/83        100         98%           653,280
    30 Mohawk Garden                  Rome                NY        1947         11/01/85        208         94%         1,069,416
    31 Northgate                      Columbus            OH        1970         07/16/98        316         93%         2,103,900
    32 Spring Creek                   Columbus            OH        1985         06/02/97        288         97%         1,967,219
    33 Arlington Village              Fairborn            OH        1966         08/16/94        164         90%         1,113,300
    34 Chesterfield                   Maumee              OH       1979-84       02/20/91        104         96%           600,708
    35 Eastgreen On The Commons       Reynoldsburg        OH       1971,82       01/29/98        360         92%         2,389,636
    36 Goldcrest                      Sharonville         OH        1968         08/29/96        173         84%         1,161,084
    37 Cambridge Park                 Union Twp           OH        1973         08/29/96        196         95%         1,387,974
    38 Governours Place               Harrisburg          PA        1974         04/25/95        130         93%           898,680
    39 Harbour Landing                Columbia            SC        1974         09/06/95        208         95%         1,359,612
    40 The Landings at Forest Acres   Columbia            SC        1968         01/14/99        176         94%         1,041,984
    41 Sedgefield                     Florence            SC     1972,74,79      07/01/94        280         91%         1,518,052
    42 Turtle Creek                   Greenville          SC        1976         06/03/96        152         97%         1,002,768
    43 Hickory Lake                   Antioch             TN        1974         12/17/93        322         89%         2,159,916
    44 Courts at Waterford            Chattanooga         TN       1988,89       12/12/96        318         93%         2,151,108
    45 Ashford Place                  Clarksville         TN       1972,74       10/12/93        268         92%         1,568,040
    46 Cedar Village                  Clarksville         TN        1982         07/25/94        170         91%           909,372
    47 Paddock Place                  Clarksville         TN        1989         07/25/94        240         90%         1,285,766
    48 The Pines                      Clarksville         TN        1986         07/25/94        224         91%         1,112,108
    49 Landmark Estates               East Ridge          TN        1971         08/29/96         93         92%           604,716
    50 Miller Crest                   Johnson City        TN        1973         06/03/96        121         90%           748,224

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 29

                                                               Year             Date                        Percent
       Property Name             City                State     Built          Acquired          Units     Leased (1)       ABR
       ------------------------- ------------------- -----  ------------ ------------------   ---------  ------------ --------------
    51 Cedar Bluff               Knoxville           TN        1980           05/01/96          192           98%         1,106,556
    52 Country Place             Nashville           TN        1979           04/02/96          312           91%         1,963,567
    53 Woodbridge                Nashville           TN        1980           08/29/96          220           94%         1,587,280
                                                                                              ---------  ------------ --------------


                                                                                TOTAL          12,550         93%      $ 79,387,240
                                                                                              =========  ============ ==============

(1) Includes all leases in force at March 31, 2001, including those that are fully executed, but not yet open.
(2) Property has been combined into one property from the two properties previously reported.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS     PAGE 30


                                                                                       ERT PROJECTS
                                                ----------------------------------------------------------------------------------
                                                MESA PAVILIONS (1)
                                                ----------------------------------------------------------------------------------
Location                                        Mesa, AZ
Project Description                             Community shopping center
Approximate GLA or Area                         307,400
Percent Leased                                  99%
Anchor Tenants                                  Circuit City, Costco (NAP), Homeplace, Kmart (NAP),
                                                Michaels, PetsMart, Sports Authority, Staples, Target (NAP)
Development
       Start Date                               Jun-93
       Expected Completion Date                 Jan-96
       Percent Complete                         93% (2)
Project Cost to Date                            $29,808,000
Expected Total Project Cost                     $32,104,000
Project Bank Debt Outstanding                   $21,231,000
Borrower / JV Partner                           The Ellman Companies
Economic Structure                              Note receivable with 50% profit participation
ERT Percent Ownership                           0%
ERT Investment
       Direct Equity                            -
       Notes Receivable                         $8,595,000
       Interest Rate on Notes Receivable        11%
       Maturity Date                            Dec-01

                                                VAIL RANCH II (1)
                                                ----------------------------------------------------------------------------------
Location                                        Temecula, CA
Project Description                             Community shopping center
Approximate GLA or Area                         109,200
Percent Leased                                  68%
Anchor Tenants                                  Powerhouse Gym, Stein Mart
Development
       Start Date                               Aug-98
       Expected Completion Date                 Dec-01
       Percent Complete                         76%
Project Cost to Date                            $9,930,000
Expected Total Project Cost                     $13,040,000
Project Bank Debt Outstanding                   $6,810,000
Borrower / JV Partner                           Land Grant Development
Economic Structure                              Equity investment with 12% preferred return.  The Company has guaranteed $361,000 of notes on the property.  Phase I is owned by the Company
ERT Percent Ownership                           50%
ERT Investment
       Direct Equity                            $1,277,000
       Notes Receivable                         -
       Interest Rate on Notes Receivable        -
       Maturity Date                            -


                                                                                 ERT PROJECTS
                                               -----------------------------------------------------------------------------------
                                               THE GROVES (1)
                                               -----------------------------------------------------------------------------------
Location                                       Tempe, AZ
Project Description                            Community shopping center
Approximate GLA or Area                        248,000
Percent Leased                                 96%
Anchor Tenants                                 Circuit City, DSW Shoe Warehouse, JC Penney, Office Max, Wal-Mart (NAP)
Development
       Start Date                              Jun-91
       Expected Completion Date                Mar-95
       Percent Complete                        100%
Project Cost to Date                           $21,480,000
Expected Total Project Cost                    $21,480,000
Project Bank Debt Outstanding                  $13,812,000
Borrower / JV Partner                          The Ellman Companies
Economic Structure                             Note receivable with 50% profit participation
ERT Percent Ownership                          0%
ERT Investment
       Direct Equity                           -
       Notes Receivable                        $7,578,000
       Interest Rate on Notes Receivable       12% (3)
       Maturity Date                           Dec-01

                                               ARAPAHOE CROSSINGS (1)
                                               -----------------------------------------------------------------------------------
Location                                       Aurora, CO
Project Description                            Community shopping center
Approximate GLA or Area                        460,700
Percent Leased                                 90%
Anchor Tenants                                 Borders, King Soopers, Kohl's, Mann Theatre, Marshalls, Office Max, Old Navy, Ross
Development
       Start Date                              Jun-96
       Expected Completion Date                Dec-01
       Percent Complete                        80%
Project Cost to Date                           $49,966,000
Expected Total Project Cost                    $62,304,000
Project Bank Debt Outstanding                  $39,666,000
Borrower / JV Partner                          The Ellman Companies
Economic Structure                             Note receivable with 50% profit participation
ERT Percent Ownership                          0%
ERT Investment
       Direct Equity                           -
       Notes Receivable                        $10,300,000
       Interest Rate on Notes Receivable       12% (3)
       Maturity Date                           Sep-04


                                                                      ERT PROJECTS
                                                --------------------------------------------------------------------------------
                                                 FESTIVAL PAVILIONS
                                                 -------------------------------------------------------------------------------
Location                                         Escondido, CA
Project Description                              Land held for retail development
Approximate GLA or Area                          34 acres
Percent Leased                                   -
Anchor Tenants                                   -
Development
       Start Date                                -
       Expected Completion Date                  -
       Percent Complete                          -
Project Cost to Date                             $1,205,000
Expected Total Project Cost                      -
Project Bank Debt Outstanding                    -
Borrower / JV Partner                            The Festival Companies
Economic Structure                               Note receivable
ERT Percent Ownership                            0%
ERT Investment
       Direct Equity                             -
       Notes Receivable                          $889,000
       Interest Rate on Notes Receivable         12% (3)
       Maturity Date                             Aug-01

                                                 THE MALL AT 163RD STREET
                                                 ----------------------------------------------------------------------------
Location                                         Miami, FL
Project Description                              Redevelopment of enclosed regional mall
Approximate GLA or Area                          863,800
Percent Leased                                   35%
Anchor Tenants                                   Home Depot (NAP), Marshalls, Service Merchandise
Development
       Start Date                                Jun-01
       Expected Completion Date                  Dec-02
       Percent Complete                          0%
Project Cost to Date                             $16,291,000
Expected Total Project Cost                      Under review
Project Bank Debt Outstanding                    $0
Borrower / JV Partner                            -
Economic Structure                               -
ERT Percent Ownership                            100%
ERT Investment
       Direct Equity                             $15,284,000
       Notes Receivable                          -
       Interest Rate on Notes Receivable         -
       Maturity Date                             -




                                                           ERT PROJECTS
                                                ----------------------------------------------------------------------------------
                                                STEIN MART CENTER
                                                ----------------------------------------------------------------------------------
Location                                         Poway, CA
Project Description                              Redevelopment of community shopping center
Approximate GLA or Area                          112,400
Percent Leased                                   63%
Anchor Tenants                                   Motorsports Warehouse, Stein Mart
Development
       Start Date                                Dec-96
       Expected Completion Date                  Dec-01
       Percent Complete                          52%
Project Cost to Date                             $4,996,000
Expected Total Project Cost                      $9,625,000
Project Bank Debt Outstanding                    $0
Borrower / JV Partner                            -
Economic Structure                               -
ERT Percent Ownership                            100%
ERT Investment
       Direct Equity                             $4,845,000
       Notes Receivable                          -
       Interest Rate on Notes Receivable         -
       Maturity Date                             -

                                                 POINTE*ORLANDO
                                                 ---------------------------------------------------------------------------------
Location                                         Orlando, FL
Project Description                              Open air shopping center
Approximate GLA or Area                          458,700
Percent Leased                                   79%
Anchor Tenants                                   Disney, FAO Schwarz, Foot Locker, Muvico, X-S
Development
       Start Date                                Jan-96
       Expected Completion Date                  May-01
       Percent Complete                          98%
Project Cost to Date                             $171,729,000
Expected Total Project Cost                      $175,762,000
Project Bank Debt Outstanding                    $78,475,000
Borrower / JV Partner                            -
Economic Structure                               The Company has guaranteed $15,000,000 of notes on the property
ERT Percent Ownership                            100%
ERT Investment
       Direct Equity                             $80,039,000
       Notes Receivable                          -
       Interest Rate on Notes Receivable         -
       Maturity Date                             -

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS   PAGE 31

                                               THE CENTRE AT PRESTON RIDGE - PHASE 1 (1)
                                               ------------------------------------------------------------------------------------
Location                                       Frisco, TX
Project Description                            Community shopping center
Approximate GLA or Area                        730,800
Percent Leased                                 83%
Anchor Tenants                                 Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Old Navy, PetsMart, Ross,
                                               Staples, Stein Mart, Target (NAP), Ulta 3
Development
       Start Date                              Sep-97
       Expected Completion Date                Dec-01
       Percent Complete                        82%
Project Cost to Date                           $88,423,000
Expected Total Project Cost                    $108,179,000
Project Bank Debt Outstanding                  $52,564,000
Borrower / JV Partner                          George Allen / Milton Schaffer
Economic Structure                             Equity / debt investment with 10% preferred return. The Company has guaranteed
                                               $11,000,000 of notes on the property
ERT Percent Ownership                          50%
ERT Investment
       Direct Equity                           $1,980,000
       Notes Receivable                        $35,851,000
       Interest Rate on Notes Receivable       10%
       Maturity Date                           Apr-10

                                               VALLEY FAIR APARTMENTS
                                               ------------------------------------------------------------------------------------
Location                                       West Valley City, UT
Project Description                            Apartments
Approximate GLA or Area                        16 units
Percent Leased                                 88%
Anchor Tenants                                 -
Development
       Start Date                              Acquired in 1997
       Expected Completion Date                -
       Percent Complete                        100%
Project Cost to Date                           $750,000
Expected Total Project Cost                    -
Project Bank Debt Outstanding                  $0
Borrower / JV Partner                          -
Economic Structure                             -
ERT Percent Ownership                          100%
ERT Investment
       Direct Equity                           $705,000
       Notes Receivable                        -
       Interest Rate on Notes Receivable       -
       Maturity Date                           -



                                              THE CENTRE AT PRESTON RIDGE - PHASE 2 (1)
                                              -------------------------------------------------------------------------------------
Location                                      Frisco, TX
Project Description                           Land to be sold for retail development
Approximate GLA or Area                       39.6 acres
Percent Leased                                -
Anchor Tenants                                -
Development
       Start Date                             Jan-99
       Expected Completion Date               Feb-02
       Percent Complete                       -
Project Cost to Date                          $18,343,000
Expected Total Project Cost                   -
Project Bank Debt Outstanding                 $18,343,000
Borrower / JV Partner                         George Allen / Milton Schaffer
Economic Structure                            Equity investment with 10% preferred return.  The Company has guaranteed $21,600,000 of notes on the property
ERT Percent Ownership                         50%
ERT Investment
       Direct Equity                          $206,000
       Notes Receivable                       -
       Interest Rate on Notes Receivable      -
       Maturity Date                          -

                                              ANNIE LAND PLAZA
                                              -------------------------------------------------------------------------------------
Location                                      Lovingston, VA
Project Description                           Grocery-anchored shopping center
Approximate GLA or Area                       42,500
Percent Leased                                94%
Anchor Tenants                                Food Lion
Development
       Start Date                             Acquired in 2000
       Expected Completion Date               -
       Percent Complete                       100%
Project Cost to Date                          $3,490,000
Expected Total Project Cost                   -
Project Bank Debt Outstanding                 $2,368,000
Borrower / JV Partner                         -
Economic Structure                            The Company has guaranteed $2,368,000 of notes on the property
ERT Percent Ownership                         100%
ERT Investment
       Direct Equity                          $1,110,000
       Notes Receivable                       -
       Interest Rate on Notes Receivable      -
       Maturity Date                          -



                                                SPRINGTOWN
                                                ----------------------------------------------------------------------------
Location                                        Springtown, TX
Project Description                             Outparcel, adjacent to previously owned shopping center
Approximate GLA or Area                         1 acre
Percent Leased                                  -
Anchor Tenants                                  -
Development
       Start Date                               -
       Expected Completion Date                 -
       Percent Complete                         -
Project Cost to Date                            $267,000
Expected Total Project Cost                     -
Project Bank Debt Outstanding                   $0
Borrower / JV Partner                           -
Economic Structure                              -
ERT Percent Ownership                           100%
ERT Investment
       Direct Equity                            $267,000
       Notes Receivable                         -
       Interest Rate on Notes Receivable        -
       Maturity Date                            -

                                                NEW MARKET SHOPPING CENTER
                                                ----------------------------------------------------------------------------
Location                                        Varina, VA
Project Description                             Grocery-anchored shopping center
Approximate GLA or Area                         40,100
Percent Leased                                  96%
Anchor Tenants                                  Food Lion
Development
       Start Date                               Acquired in 2000
       Expected Completion Date                 -
       Percent Complete                         100%
Project Cost to Date                            $3,568,000
Expected Total Project Cost                     -
Project Bank Debt Outstanding                   $2,771,000
Borrower / JV Partner                           -
Economic Structure                              The Company has guaranteed $699,000 of notes on the property
ERT Percent Ownership                           100%
ERT Investment
       Direct Equity                            $773,000
       Notes Receivable                         -
       Interest Rate on Notes Receivable        -
       Maturity Date                            -



                                             TAYLORSVILLE
                                             -------------------------------------------------------------------------------
Location                                     Salt Lake City, UT
Project Description                          Land held for retail development
Approximate GLA or Area                      6.3 acres
Percent Leased                               -
Anchor Tenants                               -
Development
       Start Date                            -
       Expected Completion Date              -
       Percent Complete                      -
Project Cost to Date                         $1,883,000
Expected Total Project Cost                  -
Project Bank Debt Outstanding                $0
Borrower / JV Partner                        -
Economic Structure                           -
ERT Percent Ownership                        100%
ERT Investment
       Direct Equity                         $1,883,000
       Notes Receivable                      -
       Interest Rate on Notes Receivable     -
       Maturity Date                         -

                                             ATRIUM MEDIA TOWER (1)
                                             -------------------------------------------------------------------------------
Location                                     Toronto, Canada
Project Description                          Advertising tower
Approximate GLA or Area                      -
Percent Leased                               -
Anchor Tenants                               -
Development
       Start Date                            Dec-98
       Expected Completion Date              Oct-99
       Percent Complete                      100%
Project Cost to Date                         $6,500,000
Expected Total Project Cost                  $6,500,000
Project Bank Debt Outstanding                $0
Borrower / JV Partner                        Gary Sabin Investor Group
Economic Structure                           Note receivable
ERT Percent Ownership                        0%
ERT Investment
       Direct Equity                         -
       Notes Receivable                      $2,327,000
       Interest Rate on Notes Receivable     10%
       Maturity Date                         Jun-02

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS    PAGE 32

                                                  OTHER
                                                  ----------------------------------------------------
Location                                          -
Project Description                               Lines of credit
Approximate GLA or Area                           -
Percent Leased                                    -
Anchor Tenants                                    -
Development
       Start Date                                 -
       Expected Completion Date                   -
       Percent Complete                           -
Project Cost to Date                              -
Expected Total Project Cost                       -
Project Bank Debt Outstanding                     -
Borrower / JV Partner                             Various
Economic Structure                                Notes receivable
ERT Percent Ownership                             0%
ERT Investment
       Direct Equity                              -
       Notes Receivable                           $1,000,000
       Interest Rate on Notes Receivable          Various (3)
       Maturity Date                              Various

                                                              NXL JOINT VENTURE PROJECTS
                                                  ----------------------------------------------------
                                                  ATRIUM ON THE BAY (1)
                                                  ----------------------------------------------------
Location                                          Toronto, Canada
Project Description                               Mixed-use office and retail commercial property
Approximate GLA or Area                           1,050,000
Percent Leased                                    93%
Anchor Tenants                                    CIBC
Development
       Start Date                                 Acquired in March 1996
       Expected Completion Date                   -
       Percent Complete                           100%
Project Cost to Date                              $56,353,000 (4)
Expected Total Project Cost                       $56,353,000 (4)
Project Bank Debt Outstanding                     $54,373,000 (4)
Borrower / JV Partner                             The Ellman Companies
Economic Structure                                Note receivable
NXL Percent Ownership                             0%
NXL Investment
       Direct Equity                              -
       Notes Receivable                           $8,998,000
       Interest Rate on Notes Receivable          25% (3)
       Maturity Date                              May-03









                                                             NXL JOINT VENTURE PROJECTS
                                               -----------------------------------------------------------------------
                                               Superior Towne Center (1)
                                               -----------------------------------------------------------------------
Location                                       Superior, CO
Project Description                            Community shopping center
Approximate GLA or Area                        298,000
Percent Leased                                 38%
Anchor Tenants                                 Costco (NAP), Michaels, Office Max, PetsMart, Target (NAP), T.J. Maxx
Development
       Start Date                              Sep-97
       Expected Completion Date                Dec-02
       Percent Complete                        71%
Project Cost to Date                           $45,027,000
Expected Total Project Cost                    $63,135,000
Project Bank Debt Outstanding                  $7,933,000
Borrower / JV Partner                          The Ellman Companies
Economic Structure                             Note receivable with 50% profit participation
NXL Percent Ownership                          0%
NXL Investment
       Direct Equity                           -
       Notes Receivable                        $24,044,000
       Interest Rate on Notes Receivable       12%
       Maturity Date                           Sep-04


(1) Project data is based on information provided by borrower / joint venture partner.
(2) Project was substantially complete in 1Q 1996. A remaining 27,000 sq. ft. end cap is scheduled for completion in 3Q 2001.
(3) The Company and ERT have made certain adjustments to their interest accrual on these notes.
(4) Book basis per partnership financial statements as of January 31, 2001.
NAP - Anchor tenant not owned
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2001
-------------------------------------------------------------------------------
ERT DEVELOPMENT CORPORATION ACQUISITION ACTIVITY - PROPERTY AND NOTES
RECEIVABLE                                                              PAGE 33
(IN THOUSANDS)


                                                                                                     Purchase          Purchase
Property Name            Type (1)         Location      Transaction Description                        Date             Amount
-------------------  ---------------- --------------    ----------------------------------------- --------------    ---------------
1Q 2001
Stein Mart Center           P             Poway, CA     Acquired from joint venture partner          1/11/01            $ 4,900
                                                        in consideration for notes receivable
                                                        and accrued interest due to ERT

                              Cap-
Property Name                 Rate (2)          NOI (2)                GLA
-------------------       ---------------- ----------------     -------------------
1Q 2001
Stein Mart Center              7.0%             $ 333                 112,400


(1) P - Property
(2) Cap-rate and NOI are based upon the in place tenancy (63% leased) as of closing date of acquisition. The Company is currently reviewing a redevelopment plan anticipated to commence within the next twelve months.
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarter ended March 31, 2001 should be read in conjunction with the above information.